UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23630

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Cliffwater Enhanced Lending Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Registrant’s telephone number, including area code: (414) 299-2030

Stephen Nesbitt
235 West Galena Street
Milwaukee, WI 53212

(Name and address of agent for service)

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Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1.       Report to Shareholders

(a)

The annual report of the registrant for the year ended March 31, 2025 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

CLIFFWATER ENHANCED LENDING FUND

Annual Report

For the Year Ended March 31, 2025

Cliffwater Enhanced Lending Fund
Table of Contents For the Year Ended March 31, 2025

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2025 (Unaudited)

To our shareholders:

The Cliffwater Enhanced Lending Fund (“the Fund”) recently completed its first three and three-quarter years of operation, and we want to thank you for the trust you have placed in us.

Performance has been consistently strong relative to the Fund’s objective. The Cliffwater Enhanced Lending Fund produced a net 12.75% annualized return from its July 1, 2021 inception, through March 31, 2025. This compares to a 6.22% annualized return for the Morningstar LSTA US Leveraged Loan Index. The Fund also reported relatively consistent monthly returns. Its annualized standard deviation measured 1.12% for the same period.

The Fund experienced strong investor inflows over the last year, with net assets growing from $2.9 billion on March 31, 2024, to $5.3 billion on March 31, 2025. This asset growth has been supported by significant investment in personnel and technology to grow our platform, and the onboarding of additional strategic lending partners to access high quality private debt. Factors materially affecting the Fund’s performance during the most recently completed six months include a high current cash yield and capital appreciation in the Fund’s investment holdings.

We remain confident in the Fund’s continued performance despite the uncertain economic environment. We believe that, during the past year, the Fund’s 11% distribution rate remained attractive and the floating-rate nature of most of our loans helped mitigate interest rate risk.

We again sincerely thank you for your support.

Regards,

Stephen L. Nesbitt

Chief Investment Officer

Cliffwater LLC

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2025 (Unaudited) (Continued)

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cliffwater Enhanced Lending Fund
Fund Performance March 31, 2025 (Unaudited)

This graph compares a hypothetical $10,000,000 investment in the Fund’s Class I Shares with a similar investment in the Morningstar LSTA US Leveraged Loans Index. The index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Morningstar LSTA US Leveraged Loans Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market. The Morningstar LSTA US Leveraged Loans Index is a market value weighted index tracking institutional leveraged loans in the United States based upon market weightings, spreads and interest payment, including Term Loan A, Term Loan B and Second Lien tranches. The Morningstar LSTA US Leveraged Loans Index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2025	1 Year	3 Year	Since Inception
Cliffwater Enhanced Lending Fund (Inception Date July 1, 2021)	13.27%	12.16%	12.75%
Morningstar LSTA US Leveraged Loans Index	6.86%	7.21%	5.09%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

For the period from the Fund’s inception through July 31, 2022, the Investment Manager contractually waived management fees and voluntarily reimbursed expenses for the Fund (together, the “Waiver and Reimbursement”). The performance quoted above reflects the Waiver and Reimbursement in effect through July 31, 2022 and would have been lower in their absence.

For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cliffwater Enhanced Lending Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Cliffwater Enhanced Lending Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and forward foreign currency exchange contracts, of Cliffwater Enhanced Lending Fund (the “Fund”) as of March 31, 2025, the related consolidated statements of operations, cash flows, and changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Cliffwater Enhanced Lending Fund	For the year ended March 31, 2025	For the years ended March 31, 2025, and 2024	For the years ended March 31, 2025, 2024, 2023 and for the period from July 1, 2021 (commencement of operations) to March 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, brokers, agent banks, issuers, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cliffwater LLC since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2025

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles — 73.5%
Investment Partnerships — 53.1%
AG Asset Based Credit Fund L.P.						USD	N/A	$99,000,000	$111,763,877	[1,2,3]
AG Essential Housing Fund II Holdings (DE), L.P.						USD	N/A	4,123,512	6,223,542	[1,2,3]
AgAmerica Lending Fund, LLC						USD	N/A	43,640,990	43,696,177	[1,4]
Ares Commercial Finance, LP						USD	N/A	53,841,899	62,065,884	[1,2,3]
Ares Pathfinder Fund II (Offshore), LP						USD	N/A	4,297,335	4,704,801	[1,2,3]
Ares Priority Loan Co-Invest LP						USD	N/A	29,868,321	31,919,108	[1,2,3]
Ares Private Credit Solutions (Cayman), L.P.						USD	N/A	9,881,511	14,366,255	[1,2,3]
Ares Special Opportunities Fund (Offshore), LP						USD	N/A	4,793,018	6,785,290	[1,2,3]
Ares Special Opportunities Fund II (Offshore), LP						USD	N/A	22,756,652	27,693,099	[1,2,3]
Banner Ridge DSCO Fund I, LP						USD	N/A	13,792,253	23,219,328	[1,2,3]
Banner Ridge DSCO Fund II (Offshore), LP						USD	N/A	19,457,711	25,697,280	[1,2,3]
Banner Ridge Secondary Fund IV (Offshore), LP						USD	N/A	2,221,240	6,707,746	[1,2,3]
Banner Ridge Secondary Fund V (Offshore), LP						USD	N/A	92,851,664	156,523,020	[1,2,3]
Barings Capital Solutions Perpetual Fund (CA), LP						USD	347,561	34,756,098	37,100,627	[1,2,3]
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.						USD	N/A	35,934,300	42,071,150	[1,2,3]
Blue Owl First Lien Fund (Offshore), L.P.						USD	N/A	2,865,252	3,397,682	[1,2,3]
Blue Owl Real Estate Fund VI, LP						USD	N/A	10,235,020	9,916,283	[1,2,3]
BPC Real Estate Debt Fund, LP						USD	N/A	63,244,183	71,882,122	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 3)						USD	N/A	106,662,882	111,191,288	[1,2,3]
Burford Advantage Feeder Fund A, LP						USD	N/A	3,475,394	3,692,790	[1,2,3]
Callodine Perpetual ABL Fund, LP						USD	N/A	81,144,382	77,625,730	[1,2,3]
Carlyle Credit Opportunities Fund II (Parallel), SCSp						USD	N/A	8,930,374	7,571,795	[1,2,3]
Carlyle Credit Opportunities Fund III (Parallel), SCSp						USD	N/A	5,860,389	6,094,073	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
Comvest Special Opportunities Fund, L.P.						USD	N/A	$11,484,683	$12,655,563	[1,2,3]
Contingency Capital EG Fund (US) LP						USD	N/A	23,980,100	23,927,358	[1,2,3]
Contingency Capital Fund I-A, LP						USD	N/A	49,448,738	66,503,607	[1,2,3]
Crestline PF Sentry Fund (US), LP						USD	N/A	5,997,305	5,701,110	[1,2,3]
Crestline PF Sentry Fund (US), LP (CELF SPV LLC)						USD	N/A	11,765,468	10,173,339	[1,2,3]
D.E. Shaw Diopter International Fund, L.P.						USD	N/A	40,520,552	48,370,241	[1,2,3]
Dawson Evergreen 1 LP						USD	288,208	300,000,000	330,081,259	[1,2,3]
EVP II LP						USD	N/A	26,371,709	35,281,360	[1,2,3]
Felicitas Secondary Fund II Offshore, LP						USD	N/A	10,616,857	13,738,428	[1,2,3]
Felicitas Secondary Fund III Offshore, LP						USD	N/A	17,500,000	19,645,556	[1,2,3]
Felicitas Tactical Opportunities Fund, LP						USD	N/A	37,867,299	57,932,901	[1,2,3]
Harvest Partners Structured Capital Fund III, L.P.						USD	N/A	13,675,332	16,501,876	[1,2,3]
Hayfin Healthcare Opportunities Fund (US Parallel), LP						USD	N/A	43,616,518	52,049,253	[1,2,3]
Hercules Private Global Venture Growth Fund I, L.P.						USD	N/A	156,122,359	163,479,169	[1,2,3]
HPS Asset Value Platform, L.P.						USD	N/A	47,014,045	48,784,168	[1,2,3]
HPS Offshore Mezzanine Partners 2019, LP						USD	N/A	22,782,678	27,452,013	[1,2,3]
HPS Offshore Strategic Investment Partners V, LP						USD	N/A	33,029,819	37,734,412	[1,2,3]
HPS Specialty Loan Fund V-L, L.P.						USD	N/A	21,507,728	21,832,562	[1,2,3]
ICG LP Secondaries Fund I (Feeder) SCSp						USD	N/A	10,537,659	14,850,100	[1,2,3]
InSolve Global Credit Feeder Fund VI, L.P.						USD	N/A	37,841,473	39,843,283	[1,2,3]
King Street Opportunistic Credit Evergreen Fund, L.P.						USD	N/A	100,000,000	107,127,144	[1,2,3]
LuminArx Opportunistic Alternative Solutions Offshore Fund LP						USD	N/A	4,587,368	12,437,048	[1,2,3]
Madison Realty Capital Debit Fund, IV LP						USD	N/A	14,173,657	20,586,420	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
NB Credit Opportunities II Cayman Feeder, LP						USD	N/A	$21,303,208	$26,007,064	[1,2,3]
North Wall Asset Backed Opportunities Feeder Fund I LP						EUR	N/A	72,944,024	79,493,295	[1,2,3,5]
NWEOF Feeder Fund II LP						EUR	N/A	24,063,042	29,911,616	[1,2,3,5]
OrbiMed RCO IV Offshore Feeder, LP						USD	N/A	23,262,901	22,579,715	[1,2,3]
Pathlight Capital Evergreen Fund, LP						USD	N/A	32,605,097	30,696,617	[1,2,3]
Pathlight Capital Fund II, LP						USD	N/A	25,868,396	26,363,241	[1,2,3]
Peachtree Credit Fund IV Q, L.P.						USD	2,500,000	25,000,000	25,000,000	[1,2,3]
Pennybacker Real Estate Credit II Pacific, LLC						USD	N/A	2,467,491	3,296,890	[1,2,3]
Pennybacker Real Estate Credit II, LP						USD	N/A	18,777,394	17,434,104	[1,2,3]
Pine Valley Capital Partners Evergreen Fund, LP						USD	N/A	34,359,848	35,117,589	[1,2,3]
Raven Asset-Based Credit Fund II LP						USD	N/A	13,999,031	14,782,088	[1,2,3]
Raven Evergreen Credit Fund II, LP						USD	N/A	16,899,628	29,674,041	[1,2,3]
Shamrock Capital Debt Opportunities Fund I, LP						USD	N/A	6,259,429	6,255,651	[1,2,3]
Sixth Street Growth Partners II (B), L.P.						USD	N/A	4,392,675	4,839,775	[1,2,3]
Sky Fund V Offshore, LP						USD	N/A	36,035,625	45,893,991	[1,2,3]
Sky Fund VI Offshore, LP						USD	N/A	18,531,861	20,036,339	[1,2,3]
Specialty Loan Institutional Fund 2016-L, L.P.						USD	N/A	2,561,036	4,190,947	[1,2,3]
Summit Partners Credit Offshore Fund II, L.P.						USD	N/A	7,115,041	4,655,887	[1,2,3]
Symbiotic Capital Life Science Credit Fund, L.P.						USD	N/A	9,750,320	10,012,020	[1,2,3]
Thompson Rivers LLC						USD	N/A	1,271,610	406,647	[1,2,3]
Thorofare Asset Based Lending Fund V, L.P.						USD	N/A	30,401,096	31,306,525	[1,2,3]
Tinicum L.P.						USD	N/A	8,753,673	11,994,827	[1,2,3]
Tinicum Tax Exempt, L.P.						USD	N/A	5,356,323	7,040,774	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
Vista Capital Solutions Fund-A, L.P.						USD	N/A	$15,458,726	$17,001,622	[1,2,3]
Vista Credit Partners Fund IV-B, L.P.						USD	N/A	470,914	153,930	[1,2,3]
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.						USD	N/A	71,001,751	69,043,195	[1,2,3]
VPC COV, L.P.						USD	N/A	1,000,000	1,223,519	[1,2,3]
VPC Legal Finance Fund, L.P.						USD	N/A	117,880,783	140,253,719	[1,2,3]
Waccamaw River LLC						USD	N/A	10,581,027	4,340,096	[1,2,3]
WhiteHawk Evergreen Fund, LP						USD	N/A	50,000,000	52,790,043	[1,2,3]
								2,502,447,677	2,850,392,884
Non-Listed Business Development Companies — 1.2%
Blue Owl Technology Finance Corp.						USD	1,357,595	20,316,104	21,706,275	[1,2,3]
Franklin BSP Capital Corp						USD	110,635	1,684,852	1,598,569	[1,2,3]
Redwood Enhanced Income Corp.						USD	1,988,166	28,275,000	26,275,773	[1,2,3]
Stellus Private Credit BDC Feeder LP						USD	N/A	13,259,213	13,476,586	[1,2,3]
								63,535,169	63,057,203
Private Collateralized Fund Obligations — 1.1%
Alp CFO 2024, L.P. Class C		12.88%			10/15/2036	USD	18,000,000	18,000,000	18,000,000	[1,4,6,7]
Archer 2023 Finance, LLC, Class B		16.30%, 4.00% PIK	SOFR	800	12/28/2035	USD	35,965,217	23,870,285	24,150,273	[1,4,8,12,13]
Dawson Rated Fund 6-R2 Class C		13.54%	SOFR	915	12/15/2034	USD	25,000,000	15,806,137	17,158,637	[1,4,12,13]
								57,676,422	59,308,910
Private Collateralized Loan Obligations — 2.0%
Carlyle Credit Opportunities Fund III Private Securitization Vehicle Borrower, L.P.		13.57%	SOFR	925	9/15/2038	USD	5,715,435	1,482,036	1,854,111	[1,4,12,13]
Carlyle Credit Opportunities Fund III Private Securitization Vehicle Borrower, L.P.		13.57%	SOFR	925	9/15/2038	USD	4,409,116	899,132	1,186,165	[1,4,12,13]
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Private Collateralized Loan Obligations (Continued)
Carlyle Credit Opportunities Fund III Private Securitization Vehicle Borrower, L.P.		13.55%	SOFR	925	9/15/2038	USD	1,552,096	$1,552,096	$1,653,137	[1,4,12]
Guggenheim MM-C CLO		14.72%			7/25/2035	USD	N/A	90,202,500	104,145,511	[1,2,3,7,10]
								94,135,764	108,838,924
Private Equity — 0.0%
Blue Owl Technology Holdings II, LLC, Class A						USD	1.2	253,877	1,273,120	[1,4]
Stellus Private BDC Advisor, LLC						USD	N/A	—	929,741	[1,4]
								253,877	2,202,861
Special Purpose Vehicle for Asset Based Finance — 1.2%
BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3 Interests)						USD	N/A	5,242,498	4,048,036	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)						USD	N/A	20,108,879	20,636,653	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)						USD	N/A	10,250,000	10,584,019	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class Gnocchi Series 2 Interests)						USD	N/A	30,679,130	24,828,953	[1,2,3]
Magenta Asset Co-Invest L.P.						USD	N/A	2,790,548	3,045,878	[1,2,3]
								69,071,055	63,143,539
Special Purpose Vehicle for Asset Pools — 1.5%
ACM Uprise Direct 2024 LLC (Participation in Membership Int)						USD	N/A	20,503,402	21,596,157	[1,4]
BOAC AIF A4 Interval Pagani Depositor LLC						USD	N/A	14,666,112	14,760,854	[1,4]
BOAC SF 2025L Borrower Trust (SoFi Flow Forward) — Equity interest						USD	N/A	8,084,868	8,145,223	[1,4]
GLS Flow Trust-12 Series 2025-A						USD	N/A	10,578,715	10,800,433	[1,4]
Indago Co-Invest I LP						USD	N/A	5,000,000	5,103,616	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Asset Pools (Continued)
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1						USD	1,000,000	$14,569,014	$14,970,480	[1,4]
LendingClub Structured Loan Certificate Issuer Trust Series 2025-RP1		6.73%			2/17/2032	USD	6,215,000	6,215,000	6,215,000	[1,4]
								79,617,111	81,591,763
Special Purpose Vehicle for Common and Preferred Equity — 3.0%
Ares Insurance Partners, LP						USD	N/A	12,312,914	14,989,848	[1,2,3]
Boost Co-Invest LP						USD	N/A	6,770,389	8,197,270	[1,2,3]
Felicitas Diner Offshore, LP						USD	N/A	2,827,895	3,648,347	[1,2,3]
HPS KP Mezz 2019 Co-Invest, LP						USD	N/A	42,079,318	55,917,632	[1,2,3]
HPS KP SIP V Co-Investment Fund, LP						USD	N/A	14,503,288	19,760,221	[1,2,3]
Miller Holdings LP (Common Equity Portion) (Dawson)						USD	N/A	4,724,101	5,946,829	[1,2,3]
Miller Holdings LP (Preferred Equity Portion) (Dawson)						USD	N/A	31,755,544	36,255,023	[1,2,3]
Sprinkler 2024 Co-Investment I (Feeder) SCSp						EUR	N/A	16,233,891	16,329,519	[1,2,3]
								131,207,340	161,044,689
Special Purpose Vehicle for Common Equity — 1.3%
Equity interest in Contrail JV II, LLC (Narrowbody) — Equity Interests						USD	N/A	17,105,661	17,236,320	[1,4]
KWOL Co-Invest, LP						USD	N/A	2,500,000	2,904,559	[1,2,3]
Magenta Co-Invest L.P.						USD	N/A	5,501,383	6,171,164	[1,2,3]
Marilyn Co-Invest, L.P.						USD	N/A	33,863,577	41,832,979	[1,2,3]
								58,970,621	68,145,022
Special Purpose Vehicle for Preferred Equity — 1.6%
CCOF Alera Aggregator, L.P.						USD	N/A	4,856,250	6,527,634	[1,2,3]
CCOF Sierra II, L.P.						USD	N/A	2,958,506	4,136,284	[1,2,3]
Chilly HP SCF Investor, LP						USD	N/A	3,017,701	3,635,837	[1,2,3]
CL Oliver Co-Invest I, L.P.						USD	N/A	10,068,001	11,634,985	[1,2,3]
HPS Mint Co-Invest Fund, L.P.						USD	N/A	6,473,263	9,721,060	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Preferred Equity (Continued)
KINO Co-Invest Holdings, L.P						USD	1,500	$14,550,000	$16,064,656	[1,4]
LuminArx Valence Co-Invest Offshore Fund LP						USD	N/A	9,936,909	10,311,673	[1,2,3]
Minerva Co-Invest, L.P.						USD	N/A	11,406,208	15,262,549	[1,2,3]
NB Capital Solutions Co-Invest (Wolverine) LP						USD	N/A	1,380,844	1,767,399	[1,2,3]
VCSF Co-Invest 1-A, L.P.						USD	N/A	5,060,841	6,588,930	[1,2,3]
								69,708,523	85,651,007
Special Purpose Vehicle for Real Estate Loans — 2.2%
BP Holdings Cardinal LLC						USD	N/A	6,815,075	6,744,303	[1,4,11]
BP Holdings Maize LLC						USD	N/A	31,554,857	32,994,590	[1,4,11]
BP Holdings RHO LLC						USD	N/A	10,380,076	12,425,001	[1,4,11]
BP Holdings Tau, LLC						USD	N/A	4,411,889	4,837,250	[1,4,11]
BP Holdings Zeta LP — Class A						USD	N/A	8,609,327	9,708,986	[1,2,3,11]
BP Holdings Zeta LP — Class B						USD	N/A	1,410,673	1,588,807	[1,2,3,11]
PG Lending Fund I, LP						USD	N/A	37,252,589	37,252,589	[1,2,3]
SB DOF Speedway, LLC						USD	N/A	8,010,962	9,761,756	[1,4]
Sculptor Real Estate Science Park Fund, LP						USD	N/A	138,868	—	[1,2,3]
								108,584,316	115,313,282
Special Purpose Vehicle for Senior Secured Loans — 4.8%
17Capital Co-Invest (B) SCSp						EUR	N/A	5,465,905	5,183,663	[1,2,3,5]
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP						USD	N/A	2,282,793	2,775,759	[1,2,3]
Crestline Nevermore Holdco, L.P.						USD	N/A	4,939,545	4,773,190	[1,2,3,11]
CW Credit Opportunity 2 LP						USD	N/A	22,736,329	23,977,122	[1,2,3]
Gramercy PG Holdings II, LP						USD	N/A	23,250,000	25,036,684	[1,2,3]
Gramercy PG Holdings, LP (Common Interests)						USD	N/A	10,177,594	14,098,155	[1,2,3]
Gramercy PG Holdings, LP (Preferred Interests)						USD	N/A	5,450,422	6,111,010	[1,2,3]
Pine Valley Capital Co-Invest I, LP						USD	N/A	18,479,832	18,664,124	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Senior Secured Loans (Continued)
SC Life Science Credit Parallel Fund A, L.P.						USD	N/A	$112,886,592	$115,143,009	[1,2,3]
Silver Point Select Overflow Fund, L.P.						USD	N/A	36,611,232	36,518,000	[1,2,3]
Symbiotic Capital EB Fund, L.P.						USD	N/A	3,977,217	4,621,262	[1,2,3]
								246,257,461	256,901,978
Special Purpose Vehicle for Subordinated Debt — 0.5%
CCOF III Nexus Co-Invest Aggregator, L.P.						USD	N/A	4,901,836	5,756,378	[1,2,3]
Cheval Blanc Co-Invest, L.P.						USD	N/A	15,000,000	15,212,158	[1,2,3]
Milano Co-Invest, L.P.						USD	N/A	3,990,705	4,013,491	[1,2,3]
								23,892,541	24,982,027
Total Private Investment Vehicles								3,505,357,877	3,940,574,089

Senior Secured Loans — 18.9%
Business Services — 1.3%
AR3 Holdco LLC	Delayed Draw	10.55%	SOFR	625	3/16/2027	USD	$27,434,100	27,434,100	27,434,100	[1,4,12]
Navan, Inc.	First Lien Term Loan	10.83%	SOFR	650	2/24/2030	USD	42,000,000	42,000,000	42,000,000	[1,4,12]
								69,434,100	69,434,100
Consumer Discretionary — 1.3%
Allen Media, LLC	Revolver	12.05%	SOFR	775	9/23/2027	USD	20,000,000	15,302,770	15,281,936	[1,4,11,12,13]
Harbor Purchaser, Inc.	Second Lien Term Loan	12.82%	SOFR	850	4/7/2030	USD	3,000,000	2,957,609	2,990,640	[1,11,12]
Houghton Mifflin Harcourt Publishing Company	Second Lien Term Loan	12.82%	SOFR	850	4/7/2028	USD	4,925,000	4,788,675	4,905,206	[1,4,12]
Keller Postman, LLC	First Lien Term Loan	16.41% PIK	SOFR	1200	9/15/2028	USD	14,159,263	14,038,051	14,201,741	[1,4,8,12]
MMXXV SP SPV, LLC	First Lien Term Loan	11.42%	SOFR	710	11/11/2026	USD	15,000,000	14,833,720	14,820,000	[1,4,11,12]
NKD Group GmbH	First Lien Term Loan	9.86%	EURIBOR	750	3/23/2026	EUR	1,730,769	1,810,552	1,868,656	[1,4,5,12]
Penney Borrower LLC	First Lien Term Loan	10.92%	SOFR	660	12/16/2026	USD	3,886,029	3,859,426	3,862,546	[1,4,11,12]
Stonegate Pub Company Bidco Holdings	Second Lien Term Loan	14.67%	SONIA	937	10/31/2029	GBP	10,000,000	12,289,857	12,821,341	[1,4,5,12]
								69,880,660	70,752,066
Consumer Staples — 0.3%
Baxters North America Holdings, Inc.	First Lien Term Loan	11.56%	SOFR	725	5/31/2028	USD	6,346,624	6,235,789	6,241,904	[1,4,12]
GOJO Industries Holdings, Inc.	First Lien Term Loan	13.82%	SOFR	950	10/26/2028	USD	12,518,249	12,233,585	12,449,188	[1,4,12]
								18,469,374	18,691,092
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Energy — 0.4%
Knight Energy Services LLC	First Lien Term Loan	11.95%	SOFR	750	6/1/2028	USD	$1,145,092	$1,131,025	$1,145,092	[1,4,12]
Northwind Midstream Partners LLC	First Lien Term Loan	10.70%	SOFR	640	3/18/2029	USD	6,000,000	5,880,897	5,880,000	[1,4,12]
Wellbore Integrity Solutions LLC	First Lien Term Loan	12.33%	SOFR	800	12/31/2025	USD	12,640,265	12,513,863	12,640,266	[1,4,11,12]
								19,525,785	19,665,358
Financials — 3.6%
Clearco SPV V US LP	First Lien Term Loan	15.32%	SOFR	1100	4/3/2027	USD	15,000,000	14,871,127	15,000,000	[1,4,12]
Continental Finance	First Lien Term Loan	12.32%	SOFR	800	3/11/2029	USD	50,000,000	49,505,349	49,500,000	[1,4,12]
Foundation Risk Partners, Corp.	Delayed Draw	9.30%	SOFR	500	10/29/2030	USD	1,255,455	1,214,862	1,255,455	[1,4,12]
Foundation Risk Partners, Corp.	First Lien Term Loan	9.30%	SOFR	500	10/29/2030	USD	2,686,364	2,614,838	2,686,364	[1,4,12]
Kensington Private Equity Fund	Delayed Draw	13.80% PIK			3/30/2026	USD	5,930,000	5,838,029	5,846,025	[1,4,8,11]
Kensington Private Equity Fund	Second Lien Term Loan	13.80% PIK			3/30/2026	USD	3,200,000	3,181,915	3,154,685	[1,4,8,11]
Kohlberg Kinetic Borrower, LP	Delayed Draw	9.83%	SOFR	550	12/26/2027	USD	15,120,289	10,310,948	10,308,792	[1,4,12,13]
Kohlberg Kinetic Borrower, LP	Delayed Draw	9.82%	SOFR	550	12/26/2027	USD	930,205	911,728	911,601	[1,4,12]
LP-PWP Credit Card ABS, LLC	Revolver	1.00%			6/1/2028	USD	2,054,902	—	—	[1,4,9]
LP-PWP Credit Card ABS, LLC	First Lien Term Loan	12.06%	SOFR	774	6/1/2028	USD	14,677,001	15,278,621	15,358,051	[1,4,12]
Mission Lane Credit Card Master Trust	Revolver	11.32%	SOFR	700	3/15/2030	USD	35,714,285	12,017,987	12,014,411	[1,4,12,13]
Motive Capital Fund II	Delayed Draw	1.00%			3/31/2028	USD	54,375,000	(543,750)	(543,750)[1,4,9]
Motive Capital Fund II	First Lien Term Loan	9.55%	SOFR	525	3/31/2028	USD	18,125,000	17,943,750	17,943,750	[1,4,12]
Pennybacker Real Estate Credit II Pacific, LLC	Promissory Note	11.59%			5/10/2031	USD	809,927	809,927	809,927	[1,4]
Rapyd Netherlands B.V.	First Lien Term Loan	15.18%	SOFR	1100	8/31/2030	USD	52,768,856	52,244,283	52,241,168	[1,4,12]
Wealth Enhancement Group, LLC	First Lien Term Loan	15.00% PIK			5/26/2033	USD	5,711,661	5,494,120	5,645,701	[1,4,8]
								191,693,734	192,132,180
Health Care — 3.0%
Alcami Corporation	Delayed Draw	11.42%	SOFR	700	12/21/2028	USD	275,220	266,437	277,549	[1,4,12]
Alcami Corporation	Revolver	11.42%	SOFR	700	12/21/2028	USD	508,806	34,344	37,386	[1,4,12,13]
Alcami Corporation	First Lien Term Loan	11.46%	SOFR	715	12/21/2028	USD	3,739,726	3,646,997	3,771,371	[1,4,12]
Arcadia Solutions, Inc.	Delayed Draw	13.69%	SOFR	940	3/8/2028	USD	5,600,000	2,221,884	2,221,884	[1,4,12,13]
Arcadia Solutions, Inc.	First Lien Term Loan	13.69%	SOFR	940	3/8/2028	USD	30,784,238	30,784,238	30,784,238	[1,4,12]
Artivion, Inc.	Delayed Draw	1.00%			1/18/2030	USD	3,448,276	(77,824)	—	[1,4,9]
Artivion, Inc.	First Lien Term Loan	10.79%	SOFR	650	1/18/2030	USD	6,551,724	6,411,987	6,551,724	[1,4,12]
Bausch Receivables Funding LP	Revolver	10.97%	SOFR	665	1/28/2028	USD	8,000,000	3,855,205	3,987,817	[1,4,11,12,13]
Confluent Health, LLC	First Lien Term Loan	11.82%	SOFR	750	11/30/2028	USD	2,807,003	2,660,824	2,769,655	[1,4,12]
Exactcare Parent, Inc.	Revolver	0.50%			11/3/2029	USD	442,623	(9,371)	(674)[1,4,9]
Exactcare Parent, Inc.	First Lien Term Loan	9.80%	SOFR	550	11/3/2029	USD	4,026,947	3,926,011	4,034,485	[1,4,12]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Health Care (Continued)
Heartland Dental, LLC	First Lien Term Loan	11.33%	Promissory		4/1/2029	USD	$3,511,012	$3,511,012	$3,511,012	[1,4]
Helium Acquirer Corporation	Delayed Draw	11.40%	SOFR	700	1/5/2029	USD	1,736,085	1,693,968	1,728,934	[1,4,12]
Helium Acquirer Corporation	Revolver	11.40%	SOFR	700	1/5/2029	USD	293,190	87,957	86,749	[1,4,12,13]
Helium Acquirer Corporation	First Lien Term Loan	11.40%	SOFR	700	1/5/2029	USD	1,895,911	1,855,515	1,888,101	[1,4,12]
Helium Acquirer Corporation	First Lien Term Loan	10.90%	SOFR	660	1/5/2029	USD	256,072	249,488	249,878	[1,4,12]
Honor Technology, Inc.	First Lien Term Loan	11.80% 2.5% PIK	SOFR	500	5/30/2029	USD	15,129,380	15,030,030	14,917,568	[1,4,8,11,12]
Nader Upside 2 Sarl	First Lien Term Loan	12.61% PIK	EURIBOR		3/13/2028	EUR	5,208,796	5,550,923	5,451,884	[1,4,5,8,12]
Nephron Pharmaceuticals Corporation	First Lien Term Loan	12.32%	SOFR	800	12/30/2027	USD	18,000,000	17,755,785	17,743,562	[1,4,11,12]
Orthodontic Partners, LLC	Delayed Draw	10.70%	SOFR	625	10/12/2027	USD	3,507,121	3,452,778	3,450,528	[1,4,12]
Orthodontic Partners, LLC	First Lien Term Loan	10.70%	SOFR	625	10/12/2027	USD	2,381,803	2,352,472	2,343,368	[1,4,12]
Orthodontic Partners, LLC	Delayed Draw	1.00%			10/12/2027	USD	753,279	(11,111)	(12,155)[1,4,9]
Prolacta Bioscience, Inc.	First Lien Term Loan	9.73%	SOFR	543	12/21/2029	USD	6,458,333	6,378,734	6,358,219	[1,4,11,12]
Prolacta Bioscience, Inc.	First Lien Term Loan	13.30%	SOFR	900	12/21/2029	USD	2,083,333	2,057,188	2,051,038	[1,4,11,12]
Steward Health Care System Bridge Loan	First Lien Term Loan	16.18%	SOFR	1075	6/30/2025	USD	1,765,347	1,744,460	1,765,347	[1,4,11]
TerSera Therapeutics, LLC	Revolver	0.50%			4/4/2029	USD	227,926	(5,709)	(347)[1,4,9]
TerSera Therapeutics, LLC	First Lien Term Loan	10.05%	SOFR	575	4/4/2029	USD	2,737,423	2,676,595	2,760,587	[1,4,12]
United Digestive MSO Parent, LLC	Delayed Draw	10.06%	SOFR	575	3/30/2029	USD	595,000	35,495	41,335	[1,4,12,13]
United Digestive MSO Parent, LLC	Revolver	10.05%	SOFR	575	3/30/2029	USD	275,188	85,243	87,512	[1,4,12,13]
United Digestive MSO Parent, LLC	First Lien Term Loan	10.05%	SOFR	575	3/30/2029	USD	2,220,450	2,165,303	2,206,427	[1,4,12]
Vardiman Black Holdings, LLC	First Lien Term Loan	15.75%, 6.42% PIK		500	3/18/2027	USD	3,907,074	3,861,987	3,901,124	[1,4,8,12]
Vardiman Black Holdings, LLC	Delayed Draw	15.75%, 6.42% PIK		500	3/18/2027	USD	461,485	414,449	420,675	[1,4,8,12,13]
Webster Equity Partners	Delayed Draw	15.15%, 7.35% PIK	SOFR	350	4/1/2027	USD	25,611,390	20,576,869	20,559,034	[1,4,8,12,13]
Whitehawk Healthcare	First Lien Term Loan	16.18%	SOFR	1200	6/30/2025	USD	116,789	115,407	116,789	[1,4,11,12]
Whitehawk Healthcare	Delayed Draw	14.30%	SOFR	1000	4/25/2025	USD	7,499,548	7,499,548	7,499,548	[1,4,11,12]
Xeris Pharmaceuticals, Inc.	Delayed Draw	11.25%	SOFR	695	3/5/2029	USD	1,666,667	1,576,561	1,639,167	[1,4,11,12]
Xeris Pharmaceuticals, Inc.	First Lien Term Loan	11.25%	SOFR	695	3/5/2029	USD	3,333,333	3,308,939	3,278,333	[1,4,11,12]
								157,740,618	158,479,652

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Industrials — 2.6%
Apex Service Partners, LLC	First Lien Term Loan	14.25% PIK			10/24/2028	USD	$2,362,126	$2,309,148	$2,298,858	[1,4,8]
Apex Service Partners, LLC	Delayed Draw	14.25% PIK			10/24/2029	USD	1,148,489	1,122,728	1,117,728	[1,4,8]
California Municipal Finance Authority	Delayed Draw	12.25%			12/2/2034	USD	10,000,000	3,979,236	3,994,667	[1,4,13]
California Municipal Finance Authority	Delayed Draw	12.25%			12/2/2034	USD	10,000,000	3,912,606	3,928,000	[1,4,13]
Cobham Holdings, Inc.	Revolver	0.50%			1/9/2028	USD	468,750	(10,745)	(3,663)[1,4,9]
Cobham Holdings, Inc.	First Lien Term Loan	9.32%	SOFR	500	1/9/2030	USD	4,451,953	4,350,757	4,417,169	[1,4,12]
DMT Solutions Global Corporation	First Lien Term Loan	12.40%	SOFR	800	8/30/2027	USD	7,272,941	7,127,231	7,177,627	[1,4,12]
FB FLL Aviation LLC	First Lien Term Loan	11.32%	SOFR	700	7/19/2028	USD	12,600,000	12,360,891	12,600,000	[1,4,12]
Fenix Topco, LLC	First Lien Term Loan	10.80%	SOFR	650	3/28/2029	USD	2,726,813	2,670,819	2,630,090	[1,4,12]
Fenix Topco, LLC	Delayed Draw	1.00%			3/28/2029	USD	1,062,537	(23,867)	(37,689)[1,4,9]
Fenix Topco, LLC	Delayed Draw	10.80%	SOFR	650	3/28/2029	USD	163,527	160,071	157,727	[1,4,12]
Helix Acquisition Holdings, Inc.	First Lien Term Loan	11.42%	ARR CSA	700	3/31/2030	USD	5,675,461	5,561,333	5,666,818	[1,4,12]
iCIMS, Inc.	First Lien Term Loan	10.54%	SOFR	625	8/18/2028	USD	7,000,000	6,919,034	6,936,919	[1,4,12]
Nordic Ferry Infrastructure AS	First Lien Term Loan	7.50%	EURIBOR	500	11/4/2031	EUR	16,666,667	17,178,753	17,661,476	[1,4,5,12]
Nordic Ferry Infrastructure AS	First Lien Term Loan	9.48%	NIBOR	500	11/4/2031	NOK	197,975,000	17,583,988	18,441,311	[1,4,5,12]
P20 Parent, Inc.	First Lien Term Loan	11.80%	SOFR	750	7/12/2028	USD	4,887,500	4,824,851	4,831,744	[1,4,12]
Panda Acquisition LLC	First Lien Term Loan	12.82%	SOFR	850	10/18/2028	USD	4,012,798	3,459,963	3,789,124	[1,4,12]
Penn TRGRP Holdings	Revolver	0.50%			9/29/2030	USD	769,167	(14,276)	(12,691)[1,4,9]
Penn TRGRP Holdings	First Lien Term Loan	11.55% 6.00% PIK	SOFR	125	9/29/2030	USD	5,394,384	5,308,841	5,305,377	[1,4,8,12]
Starlight Inventory I, LLC	First Lien Term Loan	14.22%	SOFR	1000	3/28/2026	USD	15,000,000	15,059,893	15,000,000	[1,4,11,12]
TecoStar Holdings, Inc.	First Lien Term Loan	12.29%	SOFR	800	7/7/2029	USD	6,120,838	6,007,775	6,051,151	[1,4,12]
The Arcticom Group, LLC	Delayed Draw	11.82%, 4.00% PIK	SOFR	350	12/22/2027	USD	4,165,165	4,058,953	4,159,674	[1,4,8,12]
The Arcticom Group, LLC	First Lien Term Loan	11.82%, 4.00% PIK	SOFR	350	12/22/2027	USD	660,496	647,868	659,625	[1,4,8,12]
The Arcticom Group, LLC	First Lien Term Loan	11.82%, 4.00% PIK	SOFR	350	12/22/2027	USD	963,095	951,231	961,826	[1,4,8,12]
The Arcticom Group, LLC	Delayed Draw	11.82%, 4.00% PIK	SOFR	350	12/22/2027	USD	265,590	224,410	227,298	[1,4,8,12,13]
West Side Holdco LLC	First Lien Term Loan	13.32%	SOFR	900	8/2/2027	USD	12,990,238	12,881,713	12,600,531	[1,4,11,12]
								138,613,205	140,560,697
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Materials — 0.2%
SintecMedia NYC, Inc.	Revolver	11.30%	SOFR	700	6/21/2029	USD	$423,729	$260,122	$249,610	[1,4,12,13]
SintecMedia NYC, Inc.	First Lien Term Loan	11.30%	SOFR	700	6/21/2029	USD	4,501,907	4,396,797	4,283,618	[1,4,12]
Sunland Asphalt & Construction, LLC	Delayed Draw	10.92%	SOFR	650	6/16/2028	USD	740,332	716,498	753,989	[1,4,12]
Sunland Asphalt & Construction, LLC	First Lien Term Loan	10.92%	SOFR	660	6/16/2028	USD	1,761,932	1,724,515	1,794,433	[1,4,12]
SureWerx Purchaser III, Inc.	First Lien Term Loan	9.55%	SOFR	525	12/28/2029	USD	2,241,328	2,190,366	2,237,915	[1,4,12]
SureWerx Purchaser III, Inc.	Revolver	9.55%	SOFR	525	12/28/2028	USD	246,547	182,500	182,125	[1,4,12,13]
SureWerx Purchaser III, Inc.	Delayed Draw	9.55%	SOFR	525	12/28/2029	USD	468,750	116,009	124,286	[1,4,12,13]
SureWerx Purchaser III, Inc.	Revolver	7.91%	CORRA	525	12/28/2028	CAD	5,000	3,476	3,469	[1,4,5,12]
								9,590,283	9,629,445
Real Estate — 0.1%
Poinciana LLC	Delayed Draw	12.00%			5/1/2026	USD	4,737,905	4,718,368	4,718,842	[1,4,13]

Technology — 5.5%
Afiniti, Inc.	First Lien Term Loan	11.80%, 3.50% PIK	SOFR	400	12/3/2037	USD	1,105,689	1,104,629	1,102,962	[1,4,8,11,12]
Afiniti, Inc.	Second Lien Term Loan	16.00% PIK			12/3/2031	USD	1,412,835	1,411,839	1,409,350	[1,4,8,11]
Alteryx, Inc.	Revolver	0.50%			3/19/2031	USD	103,333	(1,326)	(157)[1,4,9]
Alteryx, Inc.	First Lien Term Loan	10.82%	SOFR	650	3/19/2031	USD	284,167	280,338	283,734	[1,4,12]
Alteryx, Inc.	Delayed Draw	10.82%	SOFR	650	3/19/2031	USD	645,833	637,044	644,850	[1,4,12]
ASG II, LLC	Delayed Draw	10.69%	SOFR	640	5/25/2028	USD	391,304	385,089	390,708	[1,4,12]
ASG II, LLC	First Lien Term Loan	10.69%	SOFR	625	5/25/2028	USD	2,608,696	2,576,748	2,604,723	[1,4,12]
Bluefin Holding, LLC	Revolver	0.50%			9/12/2029	USD	673,077	(15,284)	(11,336)[1,4,9]
Bluefin Holding, LLC	First Lien Term Loan	10.80%	SOFR	650	9/12/2029	USD	6,826,923	6,690,119	6,711,944	[1,4,12]
Bluefin Holding, LLC	First Lien Term Loan	10.80%	SOFR	650	9/12/2029	USD	1,153,846	1,137,123	1,134,413	[1,4,12]
Bluesight, Inc.	Revolver	0.50%			7/17/2029	USD	400,000	(10,588)	(6,600)[1,4,9]
Bluesight, Inc.	First Lien Term Loan	10.80%	SOFR	650	7/17/2029	USD	4,600,000	4,491,109	4,524,100	[1,4,12]
Coupa Holdings, LLC	Delayed Draw	1.00%			2/28/2029	USD	385,633	(4,089)	(2,320)[1,4,9]
Coupa Holdings, LLC	Revolver	0.50%			2/28/2030	USD	295,276	(6,077)	(1,776)[1,4,9]
Coupa Holdings, LLC	First Lien Term Loan	9.54%	SOFR	525	2/28/2029	USD	4,297,496	4,201,628	4,271,642	[1,4,12]
Crewline Buyer, Inc.	Revolver	0.50%			11/8/2030	USD	870,417	(17,520)	(22,302)[1,4,9]
Crewline Buyer, Inc.	First Lien Term Loan	11.07%	SOFR	675	11/8/2030	USD	8,641,713	8,454,900	8,420,295	[1,4,12]
Disco Parent, LLC	Revolver	0.50%			3/30/2029	USD	113,619	—	(2,327)[1,4,9]
Disco Parent, LLC	First Lien Term Loan	11.81%	SOFR	750	3/30/2029	USD	1,136,195	1,114,907	1,112,922	[1,4,12]
Disco Parent, LLC	First Lien Term Loan	11.81%	SOFR	750	3/30/2029	USD	193,329	189,778	189,369	[1,4,12]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Technology (Continued)
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	1.00%			2/10/2031	USD	$7,469,825	$(148,238)	$(149,397)[1,4,9]
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	1.00%			2/10/2031	USD	5,030,175	(99,823)	(100,604)[1,4,9]
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	9.78%	SOFR	560	2/10/2031	USD	9,710,773	2,050,669	2,046,732	[1,4,12,13]
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	8.01%	EURIBOR	560	2/10/2031	EUR	2,541,700	2,685,666	2,693,410	[1,4,5,12]
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	9.78%	SOFR	560	2/10/2031	USD	6,539,228	1,380,920	1,378,267	[1,4,12,13]
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	8.01%	EURIBOR	560	2/10/2031	EUR	1,711,579	1,808,526	1,813,741	[1,4,5,12]
Einstein Parent, Inc.	Revolver	0.50%			1/22/2031	USD	937,500	(18,168)	(20,786)[1,4,9]
Einstein Parent, Inc.	First Lien Term Loan	10.79%	SOFR	650	1/22/2031	USD	9,062,500	8,885,269	8,861,569	[1,4,12]
Evergreen Services Group II, LLC	First Lien Term Loan	13.75% PIK			4/5/2031	USD	10,966,668	10,496,772	10,502,498	[1,4,8,13]
Evergreen Services Group II, LLC	Delayed Draw	13.75% PIK			4/7/2031	USD	6,022,064	5,783,102	5,837,067	[1,4,8,13]
Finastra USA, Inc.	First Lien Term Loan	11.43%	SOFR	725	9/13/2029	USD	203,880	200,579	203,612	[1,4,12]
Finastra USA, Inc.	Revolver	0.50%			9/13/2029	USD	936,090	(17,014)	(1,234)[1,4,9]
Finastra USA, Inc.	First Lien Term Loan	11.43%	SOFR	725	9/13/2029	USD	8,729,790	8,588,448	8,718,283	[1,4,12]
Fullsteam Operations LLC	Revolver	0.50%			11/27/2029	USD	89,778	(2,103)	(137)[1,4,9]
Fullsteam Operations LLC	First Lien Term Loan	12.71%	SOFR	840	11/27/2029	USD	1,604,778	1,564,161	1,618,357	[1,4,12]
Fullsteam Operations LLC	Delayed Draw	12.71%	SOFR	840	11/27/2029	USD	729,444	710,912	732,255	[1,4,12]
Fullsteam Operations LLC	Delayed Draw	11.46%	SOFR	715	11/27/2029	USD	1,122,222	615,740	623,598	[1,4,12,13]
Fullsteam Operations LLC	Delayed Draw	1.00%			11/27/2029	USD	673,333	(9,706)	(4,387)[1,4,9]
Infinite Bidco LLC	First Lien Term Loan	10.57%	SOFR	625	3/2/2028	USD	4,900,000	4,803,649	4,892,538	[1,4,12]
Ion Finance Holdings Limited	Delayed Draw	10.36%	EURIBOR	800	9/30/2031	EUR	757,161	790,390	817,483	[1,4,5,12]
Ion Finance Holdings Limited	First Lien Term Loan	10.36%	EURIBOR	800	9/30/2031	EUR	7,042,839	7,351,920	7,603,929	[1,4,5,12]
Mercury Bidco LLC	First Lien Term Loan	10.05%	SOFR	575	5/31/2030	USD	4,534,611	4,469,728	4,503,916	[1,4,12]
Mercury Bidco LLC	Revolver	0.50%			5/31/2029	USD	408,163	(8,878)	(3,949)[1,4,9]
Mews Systems B.V.	First Lien Term Loan	13.30%	SOFR	900	9/16/2029	USD	11,904,762	11,904,762	11,904,762	[1,4,12]
Mews Systems B.V.	Delayed Draw	13.30%	SOFR	900	9/16/2029	USD	13,690,477	13,124,813	13,124,813	[1,4,12,13]
MGT Merger Target, LLC	Delayed Draw	10.92%	SOFR	650	4/10/2029	USD	223,034	221,919	224,922	[1,4,12]
MGT Merger Target, LLC	Revolver	13.00%	PRIME	550	4/10/2028	USD	496,552	186,207	185,451	[1,4,12,13]
MGT Merger Target, LLC	First Lien Term Loan	10.92%	SOFR	660	4/10/2029	USD	3,935,471	3,856,788	3,968,773	[1,4,12]
MIS Acquisition, LLC	Revolver	0.50%			11/17/2028	USD	533,334	(11,694)	(9,607)[1,4,9]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Technology (Continued)
MIS Acquisition, LLC	First Lien Term Loan	10.57%	SOFR	625	11/17/2028	USD	$7,391,999	$7,217,778	$7,249,227	[1,4,12]
Opportunity Funding SPE V, LLC	Revolver	11.62%	SOFR	730	2/13/2029	USD	87,500,000	40,828,229	40,802,631	[1,4,12,13]
Oranje Holdco, Inc.	Revolver	0.50%			2/1/2029	USD	592,667	(13,631)	577	[1,4,9]
Oranje Holdco, Inc.	First Lien Term Loan	12.04%	SOFR	750	2/1/2029	USD	4,741,333	4,642,405	4,745,948	[1,4,12]
Oranje Holdco, Inc.	First Lien Term Loan	11.54%	SOFR	725	2/1/2029	USD	1,986,710	1,950,511	1,950,674	[1,4,12]
PracticeTek Purchaser LLC	Delayed Draw	10.04%	SOFR	575	8/30/2029	USD	1,934,823	65,819	88,577	[1,4,12,13]
PracticeTek Purchaser LLC	First Lien Term Loan	10.04%	SOFR	575	8/30/2029	USD	6,273,004	6,147,950	6,273,004	[1,4,11,12]
PracticeTek Purchaser LLC	First Lien Term Loan	14.00% PIK			8/30/2030	USD	2,064,919	2,023,224	2,064,919	[1,4,8,11]
Redwood Services Group, LLC	Delayed Draw	1.00%			6/15/2029	USD	6,773,381	(65,930)	(67,734)[1,4,9]
Redwood Services Group, LLC	First Lien Term Loan	9.55%	SOFR	525	6/15/2029	USD	5,326,263	5,275,326	5,273,001	[1,4,12]
SMR Holdings, LLC	Revolver	0.50%			12/23/2029	USD	2,250,000	(31,947)	(33,750)[1,4,9]
SMR Holdings, LLC	First Lien Term Loan	10.05%	SOFR	575	12/23/2029	USD	34,000,000	33,511,174	33,490,000	[1,4,12]
Trintech, Inc.	Revolver	9.82%	SOFR	550	7/25/2029	USD	595,752	154,379	154,258	[1,4,12,13]
Trintech, Inc.	First Lien Term Loan	9.82%	SOFR	550	7/25/2029	USD	7,647,135	7,467,055	7,442,311	[1,4,12]
User Zoom Technologies, Inc	First Lien Term Loan	11.80%	SOFR	750	4/5/2029	USD	5,000,000	4,889,937	4,992,385	[1,4,12]
VDC Powerup PTE LTD	First Lien Term Loan	10.07%	SOFR	575	5/20/2028	USD	27,297,100	26,793,982	26,751,158	[1,4,12]
VDC Powerup PTE LTD	First Lien Term Loan	10.21%	SOFR	575	5/20/2028	USD	6,036,233	5,925,053	5,915,509	[1,4,12]
Xactly Corporation	First Lien Term Loan	10.66%	SOFR	625	2/3/2031	USD	6,000,000	5,896,700	5,990,862	[1,4,12]
Zinnia Corporate Holdings, LLC	Delayed Draw	0.50%			7/31/2027	USD	2,352,941	—	—	[1,4,9]
Zinnia Corporate Holdings, LLC	First Lien Term Loan	12.30%	SOFR	800	9/23/2029	USD	17,647,059	17,320,817	17,294,118	[1,4,12]
								293,784,514	295,097,744
Utilities — 0.6%
Silfab Inc.	Delayed Draw	10.92%	SOFR	650	11/18/2028	USD	40,000,000	31,075,334	31,000,000	[1,4,12,13]
								31,075,334	31,000,000
Total Senior Secured Loans								1,004,525,975	1,010,161,176

Collateralized Loan Obligations — 1.3%
ABPCI Direct Lending Fund CLO XII Ltd.		13.97%	SOFR	968	4/29/2035	USD	7,500,000	7,220,422	7,575,923	[1,6,7,12]
ABPCI Direct Lending Fund CLO XV, Ltd.		12.89%	SOFR	860	10/30/2035	USD	5,000,000	4,900,000	5,038,575	[1,4,6,7,12]
ABPCI Direct Lending Fund CLO XV, Ltd.		10.69%	SOFR	640	10/30/2035	USD	8,100,000	8,100,000	8,207,951	[1,4,6,7,12]
Barings Middle Market CLO 2023-II Ltd.		12.96%	SOFR	867	1/20/2032	USD	8,450,000	8,365,500	8,453,155	[1,4,6,7,12]
Barings Middle Market CLO Ltd. 2017-I		13.21%	SOFR	892	1/20/2034	USD	2,071,807	2,030,371	2,081,338	[1,6,7,12]
Barings Middle Market CLO Ltd. 2017-I		28.00%			1/20/2034	USD	2,905,983	2,505,065	1,597,325	*,1,4,6,7,10
Deerpath Capital CLO 2020-1 Ltd.		10.69%	SOFR	639	4/17/2034	USD	3,250,000	3,185,000	3,282,704	[1,4,6,7,12]
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Collateralized Loan Obligations (Continued)
Golub Capital Partners CLO		10.30%	SOFR	600	11/9/2036	USD	$13,950,000	$13,950,000	$14,124,534	[1,4,6,7,12]
HPS Private Credit CLO 2023-1 LLC		14.15%	SOFR	985	7/15/2035	USD	7,500,000	7,350,000	7,548,199	[1,4,6,7,12]
Ivy Hill Middle Market Credit Fund XXI Ltd.		12.81%	SOFR	852	7/18/2035	USD	6,500,000	6,336,850	6,563,078	[1,4,6,7,12]
Ivy Hill Middle Market Credit Fund XXI Ltd.		10.69%	SOFR	640	7/18/2035	USD	3,500,000	3,500,000	3,553,311	[1,4,6,7,12]
TCP Whitney CLO Ltd.		12.74%	SOFR	842	8/20/2033	USD	2,500,000	2,450,000	2,508,596	[1,6,7,12]
Total Collateralized Loan Obligations								69,893,208	70,534,689

Preferred Stocks — 1.1%
Energy — 0.0%
Service Compression Preferred Equity (JR Preferred Shares)		0.00%				USD	40,919	135,094	139,550	[1,4]

Financials — 0.6%
Accelerant Holdings, Class C		12.50% PIK				USD	5,001	9,239,999	9,240,014	[1,4,8]
Accelerant Holdings, Class C-1		12.50% PIK				USD	2,955	5,460,001	5,460,008	[1,4,8]
GTCR Everest TopCo, Inc. — Equity (Series A Preferred Stock)		13.25% PIK				USD	15,000	14,625,000	15,000,000	[1,4,8]
								29,325,000	29,700,022
Health Care — 0.1%
nThrive, Inc., (Series A-2 Preferred)		11.00% PIK				USD	3,260	3,162,200	2,330,900	[1,4,8]
Propharma, LLC		13.00% PIK				USD	2,500	2,425,000	2,500,000	[1,4,8,14]
Vardiman Black Holdings, LLC		6.00%				USD	1,765,938	515,371	422,059	[1,4]
								6,102,571	5,252,959
Industrials — 0.2%
FSG Acquisition, LLC — Senior Preferred		12.25% PIK				USD	3,750,000	3,656,250	3,750,000	[1,4,8]
Pollen, Inc. (Series H1 Preferred)		8.36% PIK				USD	108,305	3,359,435	4,074,976	[1,4,8]
Pollen, Inc. (Series H2 Preferred)		7.53% PIK				USD	64,983	1,856,902	2,037,867	[1,4,8]
								8,872,587	9,862,843
Technology — 0.2%
GS Holder, Inc. Preferred		16.32% PIK				USD	5,000	4,850,000	5,000,000	[1,4,8]
Mandolin Technology Holdings, Inc. — (Series A Preferred)		10.50% PIK				USD	3,500	3,395,000	3,488,326	[1,4,8]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Preferred Stocks (Continued)
Technology (Continued)
Riskonnect Parent, LLC — (Series B Preferred)		15.71% PIK				USD	3,000	$2,940,000	$3,000,000	[1,4,8]
Riskonnect Parent, LLC — (Series C Preferred)		13.75% PIK				USD	1,071	1,050,000	1,071,428	[1,4,8]
								12,235,000	12,559,754
Total Preferred Stocks								56,670,252	57,515,128

Subordinated Debt — 0.2%
Financials — 0.0%
OTR Midco, LLC		12.00%			5/13/2026	USD	2,000,000	2,000,000	2,000,000	[1,4]

Materials — 0.1%
Comar Holding Company, LLC		12.50% PIK		400	9/17/2026	USD	2,071,354	2,071,354	2,065,048	[1,4,8]

Real Estate — 0.1%
D Koval Mezz, LLC		13.00%			5/6/2028	USD	4,944,625	4,944,625	4,936,713	[1,4]
Total Subordinated Debt								9,015,979	9,001,761

Common Stocks — 0.1%
Financials — 0.0%
Barings BDC, Inc.						USD	126,753	1,291,135	1,209,224	[1]

Health Care — 0.1%
Prolacta Bioscience, Inc. (Class A-3)						USD	3,958,334	3,992,815	6,095,834	[1,4]
Vardiman Black Holdings, LLC						USD	3,639,628	—	—	[1,4]
								3,992,815	6,095,834
Total Common Stocks								5,283,950	7,305,058

Warrants — 0.0%
Energy — 0.0%
Service Compression, LLC
Exercise Price: $1.35
Expiration Date: 1/17/2031						USD	78,495**	—	50,523	[1,4]

Financials — 0.0%
CTF Clear Finance Technology Corp
Exercise Price: $0.01
Expiration Date: 10/3/2035						USD	25,228,521**	—	—	[1,4]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Warrants (Continued)
Financials (Continued)
Rapyd Netherlands B.V.
Exercise Price: $0.01
Expiration Date: 3/12/2035						USD	39,518**	$—	$—	[1,4]
								—	—
Health Care — 0.0%
Honor Technology, Inc.
Exercise Price: $3.16
Expiration Date: 5/28/2034						USD	296,546**	—	—	[1,4,11]
Xeris Biopharma Holdings, Inc.
Exercise Price: $2.28
Expiration Date: 3/8/2029						USD	43,860**	—	179,152	[1,4]
								—	179,152
Total Warrants								—	229,675

Short-Term Investments — 5.0%
State Street Institutional U.S. Government Money Market Fund		4.29%				USD	268,434,361	268,434,361	268,434,361	[1,15]
Total Short-Term Investments								268,434,361	268,434,361
Total Investments — 100.1%								4,919,181,602	5,363,755,937
Liabilities Less Other Assets — (0.1)%									(5,809,094)
Net Assets — 100.0%									$5,357,946,843

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)

ARR CSA – Alternate Reference Rate Credit Spread Adjustment

BDC – Business Development Company

CAD – Canadian Dollars

CORRA – Canadian Overnight Repo Rate Average

EUR – Euro

EURIBOR – Euro Interbank Offered Rate

GBP – Pound Sterling

LLC – Limited Liability Company

LP – Limited Partnership

NIBOR – Norwegian Interbank Offered Rate

NOK – Norwegian Krone

PRIME – Prime Lending Rate

SOFR – Secured Overnight Financiang Rate

SONIA – Sterling Overnight Index Average

US – United States

USD – United States Dollar

*	Subordinated note position. Rate shown is the effective yield as of period end.
**	Shares represent underlying security.
[1]

As of March 31, 2025 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $5,363,755,937 as of March 31, 2025. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

[2]	Investment valued using net asset value per share as practical expedient. See Note 11 for respective investment strategies, unfunded commitments, and redemptive restrictions.
[3]	These securities are restricted, the total value of these securities is $3,654,120,705, which represents 68.2% of total net assets of the Fund.
[4]	Value was determined using significant unobservable inputs.
[5]	Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.
[6]

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $88,534,690, which represents 1.7% of total net assets of the Fund.

[7]	Callable.
[8]	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.
[9]

Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See Note 2 for additional information.

[10]	Variable rate security. Rate shown is the rate in effect as of period end.
[11]	All or a portion of the security was made through a participation. Please see Note 2 for a description of loan participations.
[12]	Floating rate security. Rate shown is the rate effective as of period end.
[13]	A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See Note 2 for additional information.
[14]	Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.
[15]	The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
17Capital Co-Invest (B) SCSp	9/23/2021	$5,465,905
AG Asset Based Credit Fund L.P.	9/13/2023	99,000,000
AG Essential Housing Fund II Holdings (DE), L.P.	3/23/2022	4,123,512
Ares Commercial Finance, LP	7/25/2023	53,841,899
Ares Insurance Partners, LP	12/31/2024	12,312,914
Ares Pathfinder Fund II (Offshore), LP	8/31/2023	4,297,335
Ares Priority Loan Co-Invest LP	1/25/2023	29,868,321
Ares Private Credit Solutions (Cayman), L.P.	12/29/2022	9,881,511
Ares Special Opportunities Fund II (Offshore), LP	11/7/2022	22,756,652
Ares Special Opportunities Fund (Offshore), LP	12/29/2023	4,793,018
Banner Ridge DSCO Fund I, LP	6/30/2023	13,792,253
Banner Ridge DSCO Fund II (Offshore), LP	10/11/2022	19,457,711
Banner Ridge Secondary Fund IV (Offshore), LP	6/30/2021	2,221,240
Banner Ridge Secondary Fund V (Offshore), LP	5/31/2023	92,851,664
Barings Capital Solutions Perpetual Fund (CA), LP	12/12/2024	34,756,098
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	3/2/2022	35,934,300
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP	9/20/2023	2,282,793
Blue Owl First Lien Fund (Offshore), L.P.	7/1/2022	2,865,252
Blue Owl Real Estate Fund VI, LP	1/31/2023	10,235,020
Blue Owl Technology Finance Corp.	6/29/2022	20,316,104
Boost Co-Invest LP	1/25/2024	6,770,389
BPC Real Estate Debt Fund, LP	6/7/2023	63,244,183
BP Holdings Zeta LP - Class A	11/29/2023	8,609,327
BP Holdings Zeta LP - Class B	11/29/2023	1,410,673
BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3 Interests)	9/1/2023	5,242,498
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)	12/12/2023	20,108,879
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)	3/22/2024	10,250,000
BSOF Parallel Onshore Fund L.P. (Class Gnocchi Series 2 Interests)	10/10/2023	30,679,130
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 3)	5/9/2024	106,662,882
Burford Advantage Feeder Fund A, LP	1/28/2022	3,475,394
Callodine Perpetual ABL Fund, LP	10/3/2022	81,144,382
Carlyle Credit Opportunities Fund II (Parallel), SCSp	12/14/2021	8,930,374
Carlyle Credit Opportunities Fund III (Parallel), SCSp	12/10/2024	5,860,389
CCOF Alera Aggregator, L.P.	4/25/2023	4,856,250
CCOF III Nexus Co-Invest Aggregator, L.P.	3/22/2024	4,901,836
CCOF Sierra II, L.P.	7/29/2022	2,958,506
Cheval Blanc Co-Invest, L.P.	2/25/2025	15,000,000
Chilly HP SCF Investor, LP	2/9/2022	3,017,701
CL Oliver Co-Invest I, L.P.	6/28/2023	10,068,001
Comvest Special Opportunities Fund, L.P.	2/3/2022	11,484,683
Contingency Capital EG Fund (US) LP	8/29/2024	23,980,100
Contingency Capital Fund I-A, LP	11/28/2022	49,448,738
Crestline Nevermore Holdco, L.P.	12/7/2023	4,939,545

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Security	First Acquisition Date	Cost
Crestline PF Sentry Fund (US), LP (CELF SPV LLC)	3/31/2025	$11,765,468
Crestline PF Sentry Fund (US), LP	8/14/2023	5,997,305
CW Credit Opportunity 2 LP	6/27/2024	22,736,329
D.E. Shaw Diopter International Fund, L.P.	10/20/2022	40,520,552
Dawson Evergreen 1 LP	5/28/2024	300,000,000
EVP II LP	11/30/2023	26,371,709
Felicitas Diner Offshore, LP	12/28/2022	2,827,895
Felicitas Secondary Fund II Offshore, LP	9/10/2021	10,616,857
Felicitas Secondary Fund III Offshore, LP	1/31/2025	17,500,000
Felicitas Tactical Opportunities Fund, LP	10/26/2022	37,867,299
Franklin BSP Capital Corp	11/30/2021	1,684,852
Gramercy PG Holdings II, LP	8/20/2024	23,250,000
Gramercy PG Holdings, LP (Common Interests)	3/22/2024	10,177,594
Gramercy PG Holdings, LP (Preferred Interests)	3/22/2024	5,450,422
Guggenheim MM-C CLO	7/26/2023	90,202,500
Harvest Partners Structured Capital Fund III, L.P.	9/22/2021	13,675,332
Hayfin Healthcare Opportunities Fund (US Parallel), LP	6/29/2022	43,616,518
Hercules Private Global Venture Growth Fund I, L.P.	8/6/2021	156,122,359
HPS Asset Value Platform, L.P.	2/7/2025	47,014,045
HPS KP Mezz 2019 Co-Invest, LP	4/1/2024	42,079,318
HPS KP SIP V Co-Investment Fund, LP	4/1/2024	14,503,288
HPS Mint Co-Invest Fund, L.P.	5/25/2022	6,473,263
HPS Offshore Mezzanine Partners 2019, LP	4/1/2024	22,782,678
HPS Offshore Strategic Investment Partners V, LP	5/1/2023	33,029,819
HPS Specialty Loan Fund V-L, L.P.	7/30/2021	21,507,728
ICG LP Secondaries Fund I (Feeder) SCSp	12/29/2023	10,537,659
Indago Co-Invest I LP	1/30/2025	5,000,000
InSolve Global Credit Feeder Fund VI, L.P.	2/18/2025	37,841,473
King Street Opportunistic Credit Evergreen Fund, L.P.	1/31/2023	100,000,000
KWOL Co-Invest, LP	11/30/2023	2,500,000
LuminArx Opportunistic Alternative Solutions Offshore Fund LP	1/31/2025	4,587,368
LuminArx Valence Co-Invest Offshore Fund LP	12/11/2024	9,936,909
Madison Realty Capital Debit Fund, IV LP	9/29/2023	14,173,657
Magenta Asset Co-Invest L.P.	4/30/2024	2,790,548
Magenta Co-Invest L.P.	3/5/2024	5,501,383
Marilyn Co-Invest, L.P.	1/14/2022	33,863,577
Milano Co-Invest, L.P.	4/1/2024	3,990,705
Miller Holdings LP ( Common Equity Portion) (Dawson)	3/12/2025	4,724,101
Miller Holdings LP ( Preferred Equity Portion) (Dawson)	3/12/2025	31,755,544
Minerva Co-Invest, L.P.	2/11/2022	11,406,208
NB Capital Solutions Co-Invest (Wolverine) LP	11/15/2023	1,380,844
NB Credit Opportunities II Cayman Feeder, LP	8/31/2022	21,303,208
North Wall Asset Backed Opportunities Feeder Fund I LP	12/19/2024	72,944,024
NWEOF Feeder Fund II LP	6/21/2024	24,063,042
OrbiMed RCO IV Offshore Feeder, LP	12/30/2022	23,262,901

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Security	First Acquisition Date	Cost
Pathlight Capital Evergreen Fund, LP	12/30/2022	$32,605,097
Pathlight Capital Fund II, LP	6/30/2021	25,868,396
Peachtree Credit Fund IV Q, L.P.	11/18/2024	25,000,000
Pennybacker Real Estate Credit II Pacific, LLC	5/6/2022	2,467,491
Pennybacker Real Estate Credit II, LP	5/6/2022	18,777,394
PG Lending Fund I, LP	11/26/2024	37,252,589
Pine Valley Capital Partners Evergreen Fund, LP	11/13/2024	34,359,848
Pine Valley Capital Co-Invest I, LP	3/6/2025	18,479,832
Raven Asset-Based Credit Fund II LP	9/21/2021	13,999,031
Raven Evergreen Credit Fund II, LP	4/22/2022	16,899,628
Redwood Enhanced Income Corp.	6/30/2022	28,275,000
SC Life Science Credit Parallel Fund A, L.P.	8/9/2024	112,886,592
Sculptor Real Estate Science Park Fund, LP	5/4/2022	138,868
Shamrock Capital Debt Opportunities Fund I, LP	7/28/2021	6,259,429
Silver Point Select Overflow Fund, L.P.	11/13/2024	36,611,232
Sixth Street Growth Partners II (B), L.P.	8/1/2022	4,392,675
Sky Fund V Offshore, LP	11/30/2022	36,035,625
Sky Fund VI Offshore, LP	4/15/2024	18,531,861
Sprinkler 2024 Co-Investment I (Feeder) SCSp	3/10/2025	16,233,891
Specialty Loan Institutional Fund 2016-L, L.P.	1/22/2024	2,561,036
Stellus Private Credit BDC Feeder LP	1/31/2022	13,259,213
Summit Partners Credit Offshore Fund II, L.P.	3/31/2022	7,115,041
Symbiotic Capital EB Fund, L.P.	3/7/2024	3,977,217
Symbiotic Capital Life Science Credit Fund, L.P.	8/9/2024	9,750,320
Thompson Rivers LLC	6/30/2021	1,271,610
Thorofare Asset Based Lending Fund V, L.P.	7/29/2022	30,401,096
Tinicum L.P.	3/31/2023	8,753,673
Tinicum Tax Exempt, L.P.	3/31/2023	5,356,323
VCSF Co-Invest 1-A, L.P.	8/2/2023	5,060,841
Vista Capital Solutions Fund-A, L.P.	3/24/2023	15,458,726
Vista Credit Partners Fund IV-B, L.P.	12/4/2024	470,914
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.	12/22/2021	71,001,751
VPC COV, L.P.	4/19/2023	1,000,000
VPC Legal Finance Fund, L.P.	9/29/2022	117,880,783
Waccamaw River LLC	8/4/2021	10,581,027
WhiteHawk Evergreen Fund, LP	1/31/2024	50,000,000
		$3,232,407,693

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Forward Foreign Currency Exchange Contracts As of March 31, 2025

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Counterparty	Currency Sold	Settlement Date	Currency Amount Purchased	Value at Opening Date of Contract	Value at March 31, 2025	Unrealized Appreciation (Depreciation)
CAD	State Street	USD	April 30, 2025	10,833	$7,498	$7,539	$41
CAD	State Street	USD	May 30, 2025	833	586	581	(5)
EUR	State Street	USD	April 30, 2025	83,071,318	87,012,872	89,970,236	2,957,364
EUR	State Street	USD	May 30, 2025	24,218,362	26,137,169	26,276,039	138,870
EUR	State Street	USD	June 30, 2025	28,789	31,306	31,291	(15)
GBP	State Street	USD	May 30, 2025	209,219	269,780	270,242	462
NOK	State Street	USD	April 30, 2025	130,481,656	11,542,044	12,402,590	860,546
					125,001,255	128,958,518	3,957,263
Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at March 31, 2025	Unrealized Appreciation (Depreciation)
CAD	State Street	USD	April 30, 2025	(12,500)	$(8,780)	$(8,699)	$81
CAD	State Street	USD	May 30, 2025	(2,500)	(1,756)	(1,743)	13
CAD	State Street	USD	June 30, 2025	(1,667)	(1,174)	(1,163)	11
EUR	State Street	USD	April 30, 2025	(134,504,479)	(141,218,156)	(145,674,824)	(4,456,668)
EUR	State Street	USD	May 30, 2025	(75,651,523)	(80,463,185)	(82,079,140)	(1,615,955)
EUR	State Street	USD	June 30, 2025	(51,433,161)	(55,795,053)	(55,903,321)	(108,268)
GBP	State Street	USD	April 30, 2025	(3,426,528)	(4,263,902)	(4,425,896)	(161,994)
GBP	State Street	USD	May 30, 2025	(3,635,747)	(4,612,805)	(4,696,195)	(83,390)
GBP	State Street	USD	June 30, 2025	(3,426,528)	(4,418,221)	(4,425,514)	(7,293)
NOK	State Street	USD	April 30, 2025	(195,722,484)	(17,313,066)	(18,603,885)	(1,290,819)
NOK	State Street	USD	May 30, 2025	(65,240,828)	(5,868,354)	(6,201,222)	(332,868)
NOK	State Street	USD	June 30, 2025	(65,240,828)	(6,200,831)	(6,199,477)	1,354
					(320,165,283)	(328,221,079)	(8,055,796)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(195,164,028)	$(199,262,561)	$(4,098,533)

CAD – Canadian Dollars

EUR – Euro

GBP – British Pound

NOK – Norwegian Krone

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Summary of Investments As of March 31, 2025 (Unaudited)
Security Type/Sector	Percent of Total Net Assets
Private Investment Vehicles
Investment Partnerships	53.1%
Special Purpose Vehicle for Senior Secured Loans	4.8%
Special Purpose Vehicle for Common and Preferred Equity	3.0%
Special Purpose Vehicle for Real Estate Loans	2.2%
Private Collateralized Loan Obligations	2.0%
Special Purpose Vehicle for Preferred Equity	1.6%
Special Purpose Vehicle for Asset Pools	1.5%
Special Purpose Vehicle for Common Equity	1.3%
Non-Listed Business Development Companies	1.2%
Special Purpose Vehicle for Asset Based Finance	1.2%
Private Collateralized Fund Obligations	1.1%
Special Purpose Vehicle for Subordinated Debt	0.5%
Private Equity	0.0%
Total Private Investment Vehicles	73.5%
Senior Secured Loans
Technology	5.5%
Financials	3.6%
Health Care	3.0%
Industrials	2.6%
Business Services	1.3%
Consumer Discretionary	1.3%
Utilities	0.6%
Energy	0.4%
Consumer Staples	0.3%
Materials	0.2%
Real Estate	0.1%
Total Senior Secured Loans	18.9%
Collateralized Loan Obligations	1.3%
Preferred Stocks
Financials	0.6%
Industrials	0.2%
Technology	0.2%
Health Care	0.1%
Energy	0.0%
Total Preferred Stocks	1.1%
Common Stocks
Health Care	0.1%
Financials	0.0%
Total Common Stocks	0.1%
Subordinated Debt
Materials	0.1%
Real Estate	0.1%
Financials	0.0%
Total Subordinated Debt	0.2%
Warrants
Health Care	0.0%
Energy	0.0%
Financials	0.0%
Total Warrants	0.0%
Short-Term Investments	5.0%
Total Investments	100.1%
Liabilites Less Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2025
Assets:
Investments, at value (cost $4,919,181,602)[a]	$5,363,755,937
Unrealized appreciation on forward foreign currency exchange contracts	3,958,742
Cash	73,350,014
Receivables:
Investment securities sold	117,573,288
Fund shares sold	7,209,126
Dividends and interest	75,454,929
Prepaid expenses	478,832
Prepaid commitment fees on secured revolving credit facility	9,270,450
Total assets	5,651,051,318

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	8,057,275
Payables:
Secured revolving credit facility (Note 2)	250,000,000
Investment securities purchased	25,425,861
Interest on secured revolving credit facility	3,806,931
Deferred tax liability	2,150,549
Current tax liability	199,350
Investment Management fees	1,094,347
Fund accounting and administration fees	490,465
Audit fees	410,000
Transfer Agency fees and expenses	378,781
Legal fees	133,977
Trustees’ fees and expenses	56,250
Custody fees	54,915
Chief Compliance Officer fees	6,197
Other accrued expenses	839,577
Total liabilities	293,104,475

Net Assets	$5,357,946,843

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$4,990,727,627
Total distributable earnings	367,219,216
Net Assets	$5,357,946,843

Class I Shares:
Net assets applicable to shares outstanding	$5,357,946,843
Shares of beneficial interest issued and outstanding	477,664,544
Net asset value, offering, and redemption price per share	$11.22

a     Includes unrealized appreciation (depreciation) on unfunded commitments of $1,198,532.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Operations For the Year Ended March 31, 2025
Investment Income:
Distributions from private investment vehicles	$206,745,216
Interest (net of withholding taxes of $41,270)	110,135,773
PIK Interest	11,796,616
Dividends	11,696,551
Total investment income	340,374,156

Expenses:
Investment management fees	38,034,630
Interest on secured revolving credit facility	23,711,495
Equalization interest on private investment vehicles (Note 2)	9,867,922
Transfer agent fees and expenses	4,559,349
Fund accounting and administration fees	2,835,685
Commitment fees on secured revolving credit facility	1,501,459
Miscellaneous expenses	1,138,680
Registration fees	675,079
Legal fees	540,208
Audit fees	505,245
Shareholder reporting fees	344,182
Custody fees	309,600
Trustees’ fees and expenses	223,796
Chief Compliance Officer fees	86,994
Insurance fees	44,664
Net expenses	84,378,988
Net investment income	255,995,168
Current tax expense	(1,050,125)
Net investment income (loss), net of taxes	254,945,043

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,170,329
Forward foreign currency exchange contracts	(22,069)
Foreign currency transactions	84,277
Net realized gain	21,232,537
Net change in unrealized appreciation/depreciation on:
Investments	245,403,319
Forward foreign currency exchange contracts	(4,190,915)
Foreign currency translations	86,237
Deferred tax benefit	162,266
Net change in unrealized appreciation/depreciation, net of deferred taxes	241,460,907
Net realized and unrealized gain	262,693,444

Net Increase in Net Assets from Operations	$517,638,487

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Net Increase in Net Assets from:
Operations:
Net investment income	$254,945,043	$127,299,977
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency transactions	21,232,537	(182,351)
Net change in unrealized appreciation/depreciation on investments and forward foreign currency exchange contracts	241,460,907	134,071,479
Net increase in net assets resulting from operations	517,638,487	261,189,105

Distributions to shareholders:
From distributable earnings:
Class I	(309,552,515)	(124,305,695)
From return of capital:
Class I	(18,676,061)	(169,584,167)
Total	(328,228,576)	(293,889,862)

Capital Transactions:
Proceeds from shares sold:
Class I	2,584,267,648	1,643,314,629
Reinvestment of distributions:
Class I	381,745	58,204,198
Cost of shares repurchased:
Class I	(342,021,228)	(220,921,697)
Net increase in net assets from capital transactions	2,242,628,165	1,480,597,130

Net increase in net assets	2,432,038,076	1,447,896,373

Net Assets:
Beginning of year	2,925,908,767	1,478,012,394
End of year	$5,357,946,843	$2,925,908,767

Capital Share Transactions:
Shares sold:
Class I	235,270,654	152,070,003
Shares issued in reinvestment of distributions:
Class I	25,980	5,461,919
Shares redeemed:
Class I	(31,014,894)	(20,327,628)
Net increase in capital shares outstanding	204,281,740	137,204,294

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2025
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$517,638,487
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of unfunded commitments	(3,312,745,569)
Sales of investments	1,153,343,187
Net accretion on investments	(2,246,736)
Net realized gain on investments	(21,170,329)
Net realized gain on paydowns	(935,196)
Net change in unrealized (appreciation)/depreciation	(241,212,404)
Return of capital distributions received	327,676,789
Original issue discount and amendment fees	517,754
PIK interest	(11,796,616)
Change in deferred tax liability, net	(162,266)
Change in current tax liability, net	199,350
Change in short-term investments, net	(91,153,013)
(Increase)/Decrease in assets:
Investment securities sold	(112,426,758)
Dividends and interest	(52,142,801)
Prepaid expenses	(123,264)
Prepaid commitment fees on secured revolving credit facility	(3,768,213)
Increase/(Decrease) in liabilities:
Due to Counterparty	(26,393,006)
Investment securities purchased	(22,100,616)
Investment Management fees	561,665
Interest payable on secured revolving credit facility	3,019,409
Audit fees	239,760
Legal fees	51,438
Fund accounting and administration fees	94,873
Trustees’ fees and expenses	55,046
Custody fees	(55,108)
Transfer Agency fees and expenses	173,672
Chief Compliance Officer fees	1,673
Other accrued expenses	249,154
Net cash used in operating activities	(1,894,609,638)
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2025 (Continued)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for Fund shares sold	2,630,466,025
Cost of shares repurchased	(342,021,228)
Distributions paid to shareholders, net of reinvestments and dividends payable	(400,386,673)
Proceeds from secured revolving credit facility	400,000,000
Payments on secured revolving credit facility	(350,000,000)
Net cash provided by financing activities	1,938,058,124
Net Increase in cash	43,448,486
Cash
Cash, beginning of year	29,901,528
Cash, end of year	$73,350,014

Non cash financing activities not included herein consist of $381,745 of reinvested dividends and $11,796,616 of PIK interest.

Cash paid for interest on credit facility during the period was $20,692,086.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Net asset value, beginning of period	$10.70	$10.85	$10.89	$10.00
Income from Investment Operations:
Net investment income[1]	0.70	0.63	0.58	0.33
Net realized and unrealized gain (loss) on investments[2]	0.74	0.67	0.38	0.88
Total income from investment operations	1.44	1.30	0.96	1.21

Less Distributions to shareholders:
From net investment income	(0.87)	(0.61)	(0.73)	(0.28)
From return of capital	(0.05)	(0.84)	(0.27)	(0.04)
Total Distributions to shareholders	(0.92)	(1.45)	(1.00)	(0.32)

Net asset value, end of period	$11.22	$10.70	$10.85	$10.89

Total return	13.98%	12.74%	9.36%	12.30%[3,6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,357,947	$2,925,909	$1,478,012	$478,646

Ratio of expenses to average net assets:
Before fees waived and deferred tax expense	1.27%	1.30%	1.28%	1.54%[4]
After fees waived	1.27%	1.30%	1.07%	0.50%[4]
Ratio of expenses to average net assets (including interest expense)[5]:
Before fees waived	2.11%	2.20%	1.93%	1.68%[4]
After fees waived	2.11%	2.20%	1.72%	0.64%[4]
Ratio of net investment income to average net assets (including interest expense)[5]:
Before fees waived	6.39%	5.84%	5.22%	3.20%[4]
After fees waived	6.39%	5.84%	5.43%	4.24%[4]

Portfolio turnover rate	29%	13%	9%	11%[3]

*     Commencement of operations.

1    Based on average daily shares outstanding for the period.

2    Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

3    Not annualized.

4    Annualized.

5    These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Consolidated Schedule of Investments.

6    Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I (Continued)
Supplemental Expense Ratios:	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Ratio of expenses to average net assets:
Deferred tax expense	0.00%	0.04%	0.15%	—%
With fees waived, after taxes	1.27%	1.34%	1.22%	0.50%

Senior Securities
Total Amount Outstanding
Secured Revolving Credit Facility	$250,000,000	$200,000,000	$15,000,000	$14,546,760
Asset Coverage Per $1,000 of Borrowings
Secured Revolving Credit Facility	22,432	15,630	99,534	33,904

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025

1. Organization

The Cliffwater Enhanced Lending Fund (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and was organized as a Delaware statutory trust on January 22, 2021. The Fund is a “fund of funds” that operates and it was organized as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager” or “Cliffwater”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund commenced operations on July 1, 2021. Simultaneous with the commencement of the Fund’s operations, the Cliffwater Enhanced Lending Fund L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The tax-free reorganization was accomplished at the close of business on June 30, 2021. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s primary investment objective is to seek high current income and modest capital appreciation, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in lending to businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, the level of which is commensurate with the probability of loss for each investment or strategy, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as receivables factoring or a sale leaseback of real estate or equipment. Investments by the Fund may take the form of secured or unsecured bonds and loans with a fixed or floating coupon, a structured capital instrument with preference to common equity holders and a stated contractual interest payment or rate of return, assets with fixed lease payments, or other income producing assets. Investments may be made directly or indirectly through a range of investment vehicles that the Investment Manager believes offer high current income across corporate, real asset and alternative credit opportunities. The Investment Manager will employ a dynamic process that allocates the Fund’s assets between Investment Funds and direct investments. Investment Funds may include secondary strategies that primarily acquire credit funds and to a lesser extent, fund interests or direct investments in equity or other security types.

The Fund is deemed to be an individual reporting segment. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Consolidated Statement of Operations and the Consolidated Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Consolidated Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Investment Manager is deemed to be the chief operating decision maker with respect to the Fund’s investment decisions.

Consolidation of Subsidiaries

Each subsidiary was formed as a limited liability company and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of each subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. A list of the subsidiaries that hold assets is as follows as of March 31, 2025.

Subsidiary	Date of Inception	Net Assets of Subsidiary	Percentage of Fund’s Total Net Assets
CELF SPV LLC (“CLCE SPV”)	July 1, 2021	$2,888,087,074	54.25%
CELF SPV Holdings (PP) LLC (“CLCE HOLD”)	July 1, 2021	3,642,500	0.07%
CELF SPV HOLDINGS 2 LLC (“CLCE HLD2”)	June 24, 2022	4,921,658	0.09%
CELF HOLDINGS (D1) LLC (“CLCE HLD1”)	March 31, 2023	21,675,785	0.41%
CELF HOLDINGS (D2) LLC (“CLCE LF2”)	June 30, 2023	24,473,231	0.46%
CELF SPV HOLDINGS 1 LLC (“CLCE SPV1”)	February 9, 2024	138,438	0.00%
CELF HOLDINGS (D3) LLC (“CLCE HLD3”)	April 12, 2024	465,053	0.01%
CELF HOLDINGS (D4) LLC (“CLCE HLD4”)	May 31, 2024	8,183,161	0.15%
MOHAWK RIVER FUNDING LLC (“CLCE MHWK”)	September 16, 2024	196,378,222	3.69%
CELF HOLDINGS (D7) LLC (“CLCE LF7”)	October 9, 2024	30,652,021	0.58%
CELF HOLDINGS (D6) LLC (“CLCE LF6”)	November 19, 2024	47,563,914	0.89%
CELF HOLDINGS (D9) LLC (“CLCE LF9”)	February 14, 2025	165,794,089	3.11%
CELF HOLDINGS (D13) LLC (“CLCE LF13”)	February 19, 2025	10,800,433	0.20%

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net asset value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are recorded to investment income when received and expense as incurred when paid.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK, which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal service in connection with the initial meeting of trustees of the Fund and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2025.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended March 31, 2025, the Fund did not have interest or penalties associated with underpayment of income taxes.

CLCE SPV, CLCE LF2, CLCE HLD4, CLCE MHWK, CLCE LF7, CLCE LF6, CLCE LF9, and CLCE LF13 are disregarded entities for income tax purposes. CLCE HOLD, CLCE HLD2, CLCE HLD1, CLCE SPV1, and CLCE HLD3 are limited liability companies that have elected to be taxed as corporations and are therefore obligated to pay federal and state income tax on their taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, March 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. State Street Bank and Trust Company serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Consolidated Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets. As of March 31, 2025, the Fund held cash of $73,350,014 and $268,434,361 in a short-term money market fund.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of March 31, 2025, the Fund had 7 outstanding forward currency contracts purchased long and 12 outstanding forward currency contracts sold short, with total notional value of $238,021,010 and $(598,298,773), respectively.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations. As of March 31, 2025, the Fund received $745,252 in commitment fees. As of March 31, 2025, the Fund had the following unfunded loan commitments as noted in the Consolidated Schedule of Investments with a total principal amount, fair value and net unrealized gain (loss) of $252,362,888, $250,823,687, and $1,198,532, respectively.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount
Alcami Corporation	Revolver	$470,646
Allen Media, LLC	Revolver	4,478,064
Alteryx, Inc.	Revolver	103,333
Arcadia Solutions, Inc.	Delayed Draw	3,378,116
Archer 2023 Finance, LLC, Class B	Private Collateralized Fund Obligations	11,768,189
Artivion, Inc.	Delayed Draw	3,448,276
Bausch Receivables Funding LP	Revolver	4,000,000
Bluefin Holding, LLC	Revolver	673,077
Bluesight, Inc.	Revolver	400,000
California Municipal Finance Authority	Delayed Draw	5,833,333
California Municipal Finance Authority	Delayed Draw	5,900,000
Carlyle Credit Opportunities Fund III Private Securitization Vehicle Borrower, L.P.	Private Collateralized Fund Obligations	4,233,399
Carlyle Credit Opportunities Fund III Private Securitization Vehicle Borrower, L.P.	Private Collateralized Fund Obligations	3,509,984
Cobham Holdings, Inc.	Revolver	468,750
Coupa Holdings, LLC	Delayed Draw	385,633
Coupa Holdings, LLC	Revolver	295,276
Crewline Buyer, Inc.	Revolver	870,417
Dawson Rated Fund 6-R2 Class C	Private Collateralized Fund Obligations	9,193,864
Disco Parent, LLC	Revolver	113,619
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	7,469,825
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	7,469,825
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	5,030,175
EdgeConneX N.A. Finance Holdings II, LLC	Delayed Draw	5,030,175
Einstein Parent, Inc.	Revolver	937,500
Evergreen Services Group II LLC	Delayed Draw	171,559
Evergreen Services Group II LLC	First Lien Term Loan	338,924
Exactcare Parent, Inc.	Revolver	442,623
Fenix Topco, LLC	Delayed Draw	1,062,537
Finastra USA, Inc.	Revolver	936,090
Fullsteam Operations LLC	Delayed Draw	491,312
Fullsteam Operations LLC	Delayed Draw	673,333
Fullsteam Operations LLC	Revolver	89,778
Helium Acquirer Corporation	Revolver	205,233
Kohlberg Kinetic Borrower, LP	Delayed Draw	4,509,091
LP-PWP Credit Card ABS, LLC	Revolver	2,054,902
Mercury Bidco LLC	Revolver	408,163
Mews Systems B.V.	Delayed Draw	565,664
MGT Merger Target, LLC	Revolver	310,345
MIS Acquisition, LLC	Revolver	533,334
Mission Lane Credit Card Master Trust	Revolver	23,521,303
Motive Capital Fund II	Delayed Draw	54,375,000
Opportunity Funding SPE V, LLC	Revolver	45,822,368

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount
Oranje Holdco, Inc.	Revolver	$592,667
Orthodontic Partners, LLC	Delayed Draw	753,279
Penn TRGRP Holdings	Revolver	769,167
Poinciana LLC	Delayed Draw	19,537
PracticeTek Purchaser LLC	Delayed Draw	1,846,246
Redwood Services Group, LLC	Delayed Draw	6,773,381
Silfab Inc.	Delayed Draw	8,000,000
SintecMedia NYC, Inc.	Revolver	152,542
SMR Holdings, LLC	Revolver	2,250,000
SureWerx Purchaser III, Inc.	Delayed Draw	343,750
SureWerx Purchaser III, Inc.	Revolver	64,047
TerSera Therapeutics, LLC	Revolver	227,926
The Arcticom Group, LLC	Delayed Draw	37,941
Trintech, Inc.	Revolver	425,537
United Digestive MSO Parent, LLC	Delayed Draw	549,907
United Digestive MSO Parent, LLC	Revolver	185,938
Vardiman Black Holdings, LLC	Delayed Draw	40,107
Webster Equity Partners	Delayed Draw	4,732,213
Zinnia Corporate Holdings, LLC	Delayed Draw	2,352,941
Total		$252,090,160

Valuation of Investments

The Board of Trustees of the Fund (the “Board” or “Trustees”) has designated the Investment Manager as its valuation designee (“Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. Certain CLOs may be structured as private investment companies and/or funds in which case the net asset value may be used as a practical expedient to estimate the fair value of such interests.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the second paragraph within this Valuation of Investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Borrowing, Use of Leverage

On December 20, 2021, the Fund’s wholly owned subsidiary, CLCE SPV, entered into a secured revolving credit facility (the “Old Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as an initial lender and the administrative agent, C.M. Life Insurance Company as an initial lender and other lenders from time to time as parties thereto (the “Old Lenders”), the Fund, Alter Domus (US) LLC as the Collateral Custodian and other parties. The Old Facility was repaid and terminated on July 19, 2024, and replaced by the New Facility referenced below. On July 19, 2024, the Fund and certain of its wholly-owned subsidiaries (“Guarantors”) entered into a senior secured credit facility (the “New Facility”) with Barings Finance LLC as joint lead arranger, PNC Bank, National Association (“PNC”) as administrative agent and joint lead arranger and with certain lenders from time to time as parties thereto (the “Lenders”). Under the New Facility, the Fund has received a single 5-year term loan in the amount of $150,000,000 (“Term Loan”) and may borrow up to an additional $1,250,000,000 on a revolving basis (the “Revolving Loan”). As of March 31, 2025, The Term Loan and Revolving Loan balance were $150,000,000 and $100,000,000, respectively. The New Facility may be increased from time to time in an aggregate of up to $2,000,000,000 on an uncommitted basis. The Revolving Loan and the Term Loan mature on July 19, 2029.

In connection with the New Facility, the Fund and Guarantors have made certain customary representations and warranties and are required to comply with various customary covenants, reporting requirements and other requirements. The New Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Guarantors or the Fund; (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

immediately due and payable. For the year ended March 31, 2025, the average balance outstanding, maximum amount borrowed, and weighted average interest rate under the Term Loan were $150,000,000, $150,000,000, and 8.02%, respectively. The interest rate at period end on the Term Loan was 7.54%. For the year ended March 31, 2025, the average balance outstanding, maximum amount borrowed, and weighted average interest rate under the Revolving Loan for the Old Facility and the New Facility were $114,794,520, $300,000,000, and 8.47% respectively. The interest rate at period end on the Revolving Loan was 7.55%. The interest expense during the year ended March 31, 2025 was $23,711,495. Commitment fees incurred are prepaid and amortized over the term of the loan. For the year ended March 31, 2025, commitment fees were $1,501,459.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

New Accounting Pronouncement

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the Fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

Secured Borrowings

From time to time, the Fund may engage in sale/buy-back agreements, which are a type of secured borrowing. The amount, interest rate and terms of these agreements will be individually negotiated on a transaction-by-transaction basis. Each borrowing is secured by an interest in an underlying asset which is participated or assigned to the sale/buy-back counter party for the duration of the agreement.

There were no secured borrowings outstanding as of March 31, 2025.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

3. Principal Risks (continued)

Investment Funds

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles (“Investment Funds”). The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Funds selected. Each Investment Fund has its own investment risks, and those risks can affect the value of the Investment Funds’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Fund will be achieved. An Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Fund at a time that is unfavorable to the Fund. In addition, one Investment Fund may buy the same securities that another Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in Private Investment Funds when desired.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The Fund has followed the requirements of Rule 12d1-4 with respect to its fund of funds arrangements.

Private Investment Funds

The Fund may invest in Private Investment Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Private Investment Funds’ investments as such Private Investment Funds’ managers. Investments in Private Investment Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a Private Investment Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a Private Investment Fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a Private Investment Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Private Investment Fund due to poor performance or other reasons. The fees paid by Private Investment Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Investment Fund in addition to the management fees and other expenses paid by the Fund.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

3. Principal Risks (continued)

Derivative Instruments

The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Investment Manager to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Economic Downturn or Recession and other Market Disruptions

Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies, terrorism, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs continues to exist. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

3. Principal Risks (continued)

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced plans to phase out the use of LIBOR at the end of 2021. As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund or a Portfolio Fund’s performance or NAV.

SOFR RISK

SOFR is a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the NYFR. If data from a given source required by the NYFR to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem shares on a daily basis. A shareholder may not be able to tender its shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. In addition, the Fund does not expect any trading market to develop for the shares.

As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.95% on an annualized basis of the Fund’s average net assets.

Foreside Fund Services, LLC serves as the Fund’s distributor and UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended March 31, 2025, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

An officer of the Fund is an employee of UMBFS. The Fund does not compensate officers affiliated with the Fund’s administrator. An officer and Trustee of the Fund is an employee of the Investment Manager. The Fund does not compensate Trustees or officers affiliated with the Investment Manager for their service to the Fund. For the year ended March 31, 2025, the Fund’s allocated fees incurred for Trustees are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2025, are reported on the Consolidated Statement of Operations.

5. Fair Value of Investments

Fair value — Definition

All investments in securities are recorded at fair value. The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
•	Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.
•	Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2025:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$—	$2,990,640	$1,007,170,536	$—	$1,010,161,176
Private Investment Vehicles	—	—	286,453,384	3,654,120,705	3,940,574,089
Collateralized Loan Obligations	—	12,165,857	58,368,832		70,534,689
Preferred Stocks	—	—	57,515,128	—	57,515,128
Common Stocks	1,209,224	—	6,095,834	—	7,305,058
Subordinated Debt	—	—	9,001,761	—	9,001,761
Warrants	—	—	229,675	—	229,675
Short-Term Investments	268,434,361	—	—	—	268,434,361
Total Investments, at fair value	$269,643,585	$15,156,497	$1,424,835,150	$3,654,120,705	$5,363,755,937
Other Financial Instruments[1]
Forward Contracts	$—	$3,958,742	$—	$—	$3,958,742
Total Assets	$269,643,585	$19,115,239	$1,424,835,150	$3,654,120,705	$5,367,714,679
Liabilities Other Financial Instruments[1]
Forward Contracts	$—	$8,057,275	$—	$—	$8,057,275
Total Liabilities	$—	$8,057,275	$—	$—	$8,057,275

1       Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2025:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Common Stocks
Balance as of April 1, 2024	$564,789,234	$3,011,673	$57,836,033	$33,159,711	$7,682,229
Purchases	1,413,631,314	311,107,277	—	31,022,495	—
Sales/Paydowns	(827,672,470)	(61,819,350)	(6,000,000)	(6,494,286)	(3,181,534)
Realized gains (losses)	5,507,555	937	—	81,585	761
Original issue discount and amendment fees	(517,754)	—	—	—	—
Accretion	2,173,245	19,525	41,832	—	—
Change in Unrealized appreciation (depreciation)	4,426,969	9,424,908	(1,036,299)	(254,377)	1,594,378
Transfers In1	—	24,708,414	7,527,266	—	—
Transfers Out[2]	(155,167,557)	—	—	—	—
Balance as of March 31, 2025	$1,007,170,536	$286,453,384	$58,368,832	$57,515,128	$6,095,834
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at March 31, 2025	2,887,595	9,424,908	(885,736)	408,141	2,103,018

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

5. Fair Value of Investments (continued)

	Subordinated Debt	Warrants	Total
Balance as of April 1, 2024	$3,871,185	$1,969,883	$672,319,948
Purchases	5,142,340	—	1,760,903,426
Sales/Paydowns	(18,044)	—	(905,185,684)
Realized gains (losses)	—	(172,839)	5,417,999
Original issue discount and amendment fees	—	—	(517,754)
Accretion	223	—	2,234,825
Change in Unrealized appreciation (depreciation)	6,057	(1,567,369)	12,594,267
Transfers In1	—	—	32,235,680
Transfers Out[2]	—	—	(155,167,557)
Balance as of March 31, 2025	$9,001,761	$229,675	$1,424,835,150
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2025	$6,057	$(12,916)	$13,931,067

1       Transferred from Level 2 to Level 3 because observable market data became unavailable for the investments. $5,188,164 represents unfunded loan commitments.

2       Transferred from Level 3 to Level 2 because observable market data became available for the investments. $152,176,917 represents unfunded loan commitments.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025.

The weighted average is calculated by weighting relative fair value.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
Collateralized Loan Obligations	$ 58,368,832	Income approach	Interest Rate/ Discount Margin	3.60% – 25.00%	6.35%	Decrease
			Default Rate	3% CDR	3% CDR	Decrease
			Recovery Rate	65%	65%	Increase
			Term	Maturity, or Reinvestment + 24 months	N/A	Decrease
			Prepayment Assumptions	20% CPR	20% CPR	Increase
			Reinvestment Assumptions	$99.00	$99.00	Decrease
Total Collateralized Loan Obligations, at fair value	58,368,832
Common Stocks	6,095,834	Market approach	LTM EBITDA Multiple	10.0x	10.0x	Increase
Total Common Stocks, at fair value	6,095,834
Preferred Stocks	14,700,022	Market approach	Recent Transaction Price	$1,848	$1,848	Increase
	36,702,713	Market/Income approach	LTM Revenue Multiple	1.6x – 6.8x	4.8x	Increase
			LTM EBITDA Multiple	9.0x – 22.0x	14.3x	Increase
			Discount Rate	12.39% – 12.84%	12.45%	Decrease
	6,112,843	Income approach	Exercise Price	$1,893.60 – $2,233.20	$2,119.99	Decrease
			Expected Volatility	25%	25%	Increase
Total Preferred Stocks, at fair value	57,515,128

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

5. Fair Value of Investments (continued)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
Private Investment Vehicles	$ 127,789,123	Market approach	Recent Transaction Price	$0 – $29,545,458	$8,703,723	Increase
	57,001,144	Market approach	Enterprise value ($ Millions)	$20 – $201	$147	Increase
	101,663,117	Income approach	Discount Rate	7.59% – 18.60%	12.19%	Decrease
Total Private Investment Vehicles, at fair value	286,453,384
Senior Secured Loans	340,369,455	Income approach	Discount Rate	5.16% – 15.72%	11.31%	Decrease
			LTM Revenue ($ Millions)	$49 – $8,052	$783	Increase
			Debt/EBITDA	0.2x – 13.5x	4.5x	Decrease
			Interest Coverage	0.0x – 14.1x	2.0x	Increase
	9,381,685	Market approach	Enterprise value ($ Millions)	$596	$596	Increase
	657,419,396	Market approach	Recent Transaction Price	$97.50 – $101.00	$98.93	Increase
Total Senior Secured Loans, at fair value	1,007,170,536
Subordinated Debt	7,001,761	Income approach	Discount Rate	2.77% – 13.87%	10.60%	Decrease
			LTM Revenue ($ Millions)	$266	$266	Increase
			Debt/EBITDA	8.1x	8.1x	Decrease
			Interest Coverage	1.3x	1.3x	Increase
	2,000,000	Market approach	LTM EBITDA Multiple	14.0x	14.0x	Increase
Total Subordinated Debt, at fair value	9,001,761
Warrants	—	Market approach	LTM EBITDA Multiple	17.0x	17.0x	Increase
	—	Market approach	Recent Transaction Price	$0	$0	Increase
	229,675	Income approach	Exercise Price	$0.01 – $2.28	$2.08	Decrease
			Expected Volatility	40% – 74%	66%	Increase
Total Warrants, at fair value	229,675
Total investments, at fair value	1,424,835,150

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $10,000,000. The minimum additional investment in the Fund by any shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class I Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

6. Capital Stock (continued)

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the year ended March 31, 2025 are as follows:
Commencement Date	April 29, 2024	July 29, 2024	October 24, 2024	February 3, 2025
Repurchase Request Deadline	May 29, 2024	August 28, 2024	November 25, 2024	March 5, 2025
Repurchase Pricing date	May 29, 2024	August 28, 2024	November 25, 2024	March 5,2025

Net Asset Value as of Repurchase Pricing Date
Class I	$11.02	$11.08	$11.02	$11.00

Amount Repurchased
Class I	$55,522,028	$85,602,063	$76,349,929	$124,547,208

Percentage of Outstanding Shares Repurchased
Class I	1.69%	2.25%	1.75%	2.42%

7. Federal Income Taxes

At March 31, 2025, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$4,994,415,942
Gross unrealized appreciation	$451,261,674
Gross unrealized depreciation	(84,072,228)
Net unrealized appreciation on investments	$367,189,446

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2025, permanent differences are due to the reversal of consolidation of subsidiaries and partnership adjustments.

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
$26,138,652	$(26,138,652)

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

7. Federal Income Taxes (continued)

As of March 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Unrealized appreciation/(depreciation)
Investments	367,189,446
Foreign Currency	80,920
Organizational costs	(51,150)
Total distributable earnings	$367,219,216

The tax character of distributions paid during the fiscal years ended March 31, 2025 and March 31, 2024 were as follows:

	2025	2024
Distribution paid from:
Ordinary income	$265,003,744	$124,226,966
Return of Capital	18,676,061	169,584,167
Net long-term capital gains	44,548,771	78,729
Total distributions paid	$328,228,576	$293,889,862

At March 31, 2025, the Fund had no accumulated capital loss carry forward.

The Fund is allowed to defer certain capital or ordinary losses that occur after October 31 and December 31, respectively. Losses are recognized the first day of the next tax year. For the tax year ended March 31, 2025, the Fund did not defer any such losses.

Domestic Blocker Income Tax

The current taxes reflect the estimated tax liability of the Fund as of March 31, 2025, based on taxable income of the Subsidiaries that are taxable as corporations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the Subsidiaries for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

Currently the federal income tax rate for a corporation is 21% and the Fund is using a blended state tax rate net of Federal benefit is 3.95%. As of March 31, 2025, the Fund recorded a net deferred tax liability for the investments of the Subsidiary. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The Fund’s current and deferred tax (expense)/benefit as of March 31, 2025 consist of the following:

Current Tax (Expense) Benefit:
Federal	$(839,679)
State	(210,446)
Total Current Tax (Expense) Benefit	$(1,050,125)
Deferred Tax (Expense) Benefit:
Federal	$129,748
State	32,518
Total Deferred Tax (Expense) Benefit	162,266
Total Income Tax (Expense) Benefit	$(887,859)

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

7. Federal Income Taxes (continued)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax liability:
Net unrealized gain on investment securities	$(2,150,549)
Net Deferred Tax Asset/(Liability)	$(2,150,549)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Federal Income tax expense at statutory rate	$(747,296)
State Income taxes (net of federal benefit)	(140,563)
Net income tax expense	$(887,859)

As it pertains to the Subsidiaries, the utilization of net operating losses in future years is limited to the lesser of all available net operating losses or 80% of taxable income before net operating loss utilization. For the tax year ended March 31, 2025, the Subsidiaries did not utilize or defer any net operating losses.

As it pertains to the Subsidiaries, capital losses incurred during the year can be carried back three years or forward five years. The Subsidiaries did not utilize or defer any capital losses during the tax year ended March 31, 2025.

8. Investment Transactions

For the year ended March 31, 2025, purchases net of unfunded commitments and sales of investments, excluding short-term investments, were $3,312,745,569 and $1,153,343,187, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended March 31, 2025 in order to hedge overall portfolio currency risk. By entering into these contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of March 31, 2025, by risk category are as follows:

Consolidated Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value
Unrealized appreciation on forward foreign currency exchange contracts	Forward Contracts	$3,958,742
Unrealized depreciation on forward foreign currency exchange contracts	Forward Contracts	(8,057,275)
Total		$(4,098,533)

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

10. Derivatives and Hedging Disclosures (continued)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$(22,069)	$(22,069)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$(4,190,915)	$(4,190,915)

The quarterly average volumes of derivative instruments as of March 31, 2025 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Forward Foreign Currency Exchange Contracts	Long Forward Contracts	$48,455,933
	Short Forward Contracts	(207,081,716)

11. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2025:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
17Capital Co-Invest (B) SCSp	Asset-based lending co-investment	$5,465,905	$5,183,663	$62,500	None	N/A	Liquidation to commence on the earlier of 5/7/2031 but no later than 180 days following full realization
AG Asset Based Credit Fund L.P.	Asset-based lending	99,000,000	111,763,877	11,000,000	None	N/A	Until the fourth anniversary of the expiration or termination of the commitment period with up to two one-year extensions
AG Essential Housing Fund II Holdings (DE), L.P.	Real estate credit	4,123,512	6,223,542	19,875,000	None	N/A	Three years from the end of the commitment period with two one-year extensions
Ares Commercial Finance, LP	Asset-based lending	53,841,899	62,065,884	50,116,569	None	N/A	June 30, 2025
Ares Insurance Partners, LP	Opportunistic	12,312,914	14,989,848	7,687,086	None	N/A

Partnership shall continue until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline occurs. The term may be extended by the GP in its sole discretion for up to two additional one-year periods.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Ares Pathfinder Fund II (Offshore), LP	Asset-based lending	$4,297,335	$4,704,801	$10,702,665	None	N/A	Until the eighth anniversary of the initial capital contribution with two one-year extensions
Ares Priority Loan Co-Invest LP	Priority revolvers to middle market companies	29,868,321	31,919,108	14,832,879	None	N/A	Until the end of the fiscal quarter during which occurs the fifth anniversary of the end of the investment period which may be extended for one year.
Ares Private Credit Solutions (Cayman), L.P.	Structured capital/mezzanine	9,881,511	14,366,255	23,743,786	None	N/A	Until the end of the fiscal quarter during which occurs the seventh anniversary of the closing of the initial portfolio investment of the partnership with up to two one-year extensions
Ares Special Opportunities Fund II (Offshore), LP	Direct lending and structured capital/mezzanine	22,756,652	27,693,099	7,211,070	None	N/A	Until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline as defined by the limited partnership agreement with two one-year extensions
Ares Special Opportunities Fund (Offshore), LP	Direct lending and structured capital/mezzanine	4,793,018	6,785,290	1,523,200	None	N/A	Until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline as defined by the limited partnership agreement with two one-year extensions
Banner Ridge DSCO Fund I, LP	Diversified credit strategies	13,792,253	23,219,328	36,207,747	None	N/A	Until the tenth anniversary of the initial closing date with two one-year extensions
Banner Ridge DSCO Fund II (Offshore), LP	Diversified credit strategies	19,457,711	25,697,280	80,542,289	None	N/A	Until the tenth anniversary of the initial closing date with two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Banner Ridge Secondary Fund IV (Offshore), LP	Secondaries	$2,221,240	$6,707,746	$7,778,760	None	N/A	June 15, 2031 with one-year extensions available
Banner Ridge Secondary Fund V (Offshore), LP	Secondaries	92,851,664	156,523,020	107,027,544	None	N/A	Until the tenth anniversary of the activation date with two one-year extensions
Barings Capital Solutions Perpetual Fund (CA), LP	Specialty lending	34,756,098	37,100,627	15,243,902	Annually	Two Years	The Partnership shall continue for an unlimited period unless it is wound up and subsequently dissolved.
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	Real estate credit	35,934,300	42,071,150	37,123,031	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP	Asset-based lending co-investment	2,282,793	2,775,759	3,560,107	None	N/A	Until the partnership is dissolved and subsequently terminated
Blue Owl First Lien Fund (Offshore), L.P.	Middle market direct lending	2,865,252	3,397,682	375,000	None	N/A	Until the end of the fiscal quarter during which the seventh anniversary of the final closing date occurs with two one-year extensions
Blue Owl Real Estate Fund VI	Real estate triple net leasing	10,235,020	9,916,283	14,761,684	None	N/A	Until the last day of the calendar quarter containing the seventh anniversary of the initial closin gdate with two one-year extensions
Blue Owl Technology Finance Corp.	Middle market direct lending	20,316,104	21,706,275	—	None	N/A	Until earliest of an exchange listing, the fifth anniversary of the final closing, and August 10, 2025
Boost Co-Invest LP	Preferred equity co-investment	6,770,389	8,197,270	735,538	None	N/A	Until all investments are liquidated and all proceeds are distributed or as determined by the general partner

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
BPC Real Estate Debt Fund, LP	Real estate credit	$63,244,183	$71,882,122	$61,423,064	None	N/A	Until the third anniversary of the expiration of the investement period with two additonal one-year periods and thereafter, additional one-year periods with consent of the Advisory Committee.
BP Holdings Zeta LP – Class A	Real estate credit co-investment	8,609,327	9,708,986	—	None	N/A

Until the earlier of May 30, 2029, the final distribution of the assets of the partnership, and the expiration of the term of the last remaining Fund Entity as defined by the limited partnership agreement.

BP Holdings Zeta LP – Class B	Real estate credit co-investment	1,410,673	1,588,807	—	None	N/A

Until the earlier of May 30, 2029, the final distribution of the assets of the partnership, and the expiration of the term of the last remaining Fund Entity as defined by the limited partnership agreement.

BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3 Interests)	Regulatory capital relief co-investment	5,242,498	4,048,036	—	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)	Regulatory capital relief co-investment	20,108,879	20,636,653	—	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)	Regulatory capital relief co-investment	10,250,000	10,584,019	—	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class Gnocchi Series 2 Interests)	Regulatory capital relief co-investment	30,679,130	24,828,953	—	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 3)	Regulatory capital relief co-investment	106,662,882	111,191,288	—	None	N/A	Until the partnership is wound up and subsequently dissolved.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Burford Advantage Feeder Fund A, LP	Litigation finance	$3,475,394	$3,692,790	$12,016,271	None	N/A	Fifth anniversary of the initial closing with two one-year extensions
Callodine Perpetual ABL Fund, LP	Asset-based lending	81,144,382	77,625,730	21,573,100	Quarterly[3]	Twelve months after the effective date of capital commtiment	Perpetual unless sooner terminated in accordance with the provisions of the limited partnership agreement
Carlyle Credit Opportunities Fund II (Parallel), SCSp	Structured capital/mezzanine	8,930,374	7,571,795	4,994,226	None	N/A	February 2029 with two consecutive one-year extensions
Carlyle Credit Opportunities Fund III (Parallel), SCSp	Structured capital/mezzanine	5,860,389	6,094,073	14,287,637	None	N/A	December 2028, subject to two one-year extensions with the consent of the Investor Advisory Committee or a majority in interest of the combined limited partners.
CCOF Alera Aggregator, L.P.	Preferred equity co-investment	4,856,250	6,527,634	—	None	N/A	Until dissolved and liquidated in accordance with the limited partnership agreement
CCOF III Nexus Co-Invest Aggregator, L.P.	Subordinated debt co-investment	4,901,836	5,756,378	473,164	None	N/A	Until wound up and subsequently dissolved pursuant to the limited partnership agreement
CCOF Sierra II, L.P.	Preferred equity co-investment	2,958,506	4,136,284	100,000	None	N/A	Ten-year anniversary of the the final closing date with two one-year externsions
Cheval Blanc Co-Invest, L.P.	Structured capital/mezzanine co-investment	15,000,000	15,212,158	—	None	N/A	The term of the Partnership shall continue in existence until such time as all of the investments of the Partnership are liquidated and all Proceeds are distributed to the Partners.
Chilly HP SCF Investor, LP	Preferred equity co-investment	3,017,701	3,635,837	—	None	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
CL Oliver Co-Invest I, L.P.	Asset-based lending co-investment	$10,068,001	$11,634,985	$—	None	N/A	Perpetual until the partnership is wound up and subsequently dissolved.
Comvest Special Opportunities Fund, L.P.	Structured capital/mezzanine	11,484,683	12,655,563	9,208,816	None	N/A	Seventh anniversary of the final closing with two one-year extensions
Contingency Capital EG Fund (US) LP	Litigation finance	23,980,100	23,927,358	6,019,900	Quarterly	A written notice of the withdrawal must be provided to the GP 90 days before commencement date	Until the dissolution of the partnership in accordance with the limited partnership agreement
Contingency Capital Fund I-A, LP	Litigation finance	49,448,738	66,503,607	24,387,983	None	N/A	Until the earlier of the termination of the last remaining master fund or the terminiation of the Parnership in accordance with the limited partnership agreement
Crestline Nevermore Holdco, L.P.	Asset-based lending co-investment	4,939,545	4,773,190	10,188,336	None	N/A	Until the partnership is wound up and subsequently dissolved in accordance with the limited partnership agreement
Crestline PF Sentry Fund (US), LP (CELF SPV LLC)	Portfolio finance	11,765,468	10,173,339	38,234,532	None	N/A	The partnership shall, in the General Partner’s sole discretion, continue in perpetuity.
Crestline PF Sentry Fund (US), LP	Asset-based lending	5,997,305	5,701,110	19,117,259	None	N/A	Until dissolved in accordance with the limited partnership agreement
CW Credit Opportunity 2 LP	Asset-based co-investment	22,736,329	23,977,122	17,263,670	None	N/A	Until December 31 after the maturity date of the CoreWeave Loan with two one-year extensions.
D.E. Shaw Diopter International Fund, L.P.	Structured credit	40,520,552	48,370,241	12,571,272	None	N/A	Sixth anniversary of the last day of the month of the Final Closing Date with two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Dawson Evergreen 1 LP	Portfolio finance	$300,000,000	$330,081,259	$—	None	Redemptions are permitted with the consent of the General Partner, with 60 days’ minimum notice, and must be under 5% of the fund’s total NAV on a given redemption day.

Upon the occurrence of the withdrawal of the General Partner, unless the Advisory Board agrees to continue the Partnership and to appoint a new General Partner within 90 days of the withdrawal of the General Partner

EVP II LP	Growth capital	26,371,709	35,281,360	13,628,291	None	N/A	Until eight years from the final closing date with two consecutive one-year extensions
Felicitas Diner Offshore, LP	Preferred equity co-investment	2,827,895	3,648,347	211,680	None	N/A	Until the earlier of the dissolution of the master fund or an election by the general partner to terminate the fund
Felicitas Secondary Fund II Offshore, LP	Secondaries	10,616,857	13,738,428	2,710,414	None	N/A	January 10, 2030 with one-year extensions available
Felicitas Secondary Fund III Offshore, LP	Secondaries	17,500,000	19,645,556	32,500,000	None	N/A	The Partnership shall continue perpetually until any of the termination events occur.
Felicitas Tactical Opportunities Fund, LP	Secondaries	37,867,299	57,932,901	22,132,701	None	N/A	Until dissolved and liquidated in accordance with the Limited Partnership Agreement
Franklin BSP Capital Corp	Middle market direct lending	1,684,852	1,598,569	—	Annually[1]	N/A	N/A
Gramercy PG Holdings II, LP	Litigation finance co-investment	23,250,000	25,036,684	1,750,000	None	Except as expressly provided in this Agreement, no Limited Partner shall have the right to withdraw from the Partnership or to withdraw any part of its Capital Account

Until the sixth anniversary of the initial closing date, unless extended by the General Partner for a period of one year, and any successive periods of one year each with the consent of a majority in interest

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Gramercy PG Holdings, LP (Common Interests)	Litigation finance co-investment	$10,177,594	$14,098,155	$300,000	None	N/A	Until terminated, wound up and subsequently dissolved pursuant to the limited partnership agreement
Gramercy PG Holdings, LP (Preferred Interests)	Litigation finance co-investment	5,450,422	6,111,010	—	None	N/A	Until terminated, wound up and subsequently dissolved pursuant to the limited partnership agreement
Guggenheim MM-C CLO	Structured credit	90,202,500	104,145,511	—	None	May be redeemed in whole, but not in part, after the redemption in full of the secured notes at the direction of a majority of the subordinated notes	July 2035
Harvest Partners Structured Capital Fund III, L.P.	Structured capital/mezzanine	13,675,332	16,501,876	7,079,025	None	N/A	Ten years from the final closing date with one-year extensions
Hayfin Healthcare Opportunities Fund (US Parallel), LP	Royalties & healthcare credit	43,616,518	52,049,253	31,474,562	None	N/A	Fourth anniversary of the end of the investment period with two one-year extensions
Hercules Private Global Venture Growth Fund I, L.P.	Venture lending	156,122,359	163,479,169	44,341,255	None	N/A	July 1, 2027 with one-year extensions available
HPS Asset Value Platform, L.P.	Equipment leasing	47,014,045	48,784,168	3,240,610	None	N/A	The Partnership shall continue in existence until the fifth anniversary of the closing date.
HPS KP Mezz 2019 Co-Invest, LP	Subordinated debt co-investment	42,079,318	55,917,632	2,977,411	None	N/A	Until the expiration of the term of HPS Offshore Mezzanine Partners 2019, L.P. which shall continue until the tenth anniversary of the first closing date with two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
HPS KP SIP V Co-Investment Fund, LP	Subordinated debt co-investment	$14,503,288	$19,760,221	$264,097	None	N/A

Until the expiration of the term of HPS Offshore Strategic Investment Partners V, L.P., which shall continue until the tenth anniversary of the first closing date with one one-year extension and two successive one-year terms followings such subsequent term with the approval of the LP Advisory Committee

HPS Mint Co-Invest Fund, L.P.	Preferred equity co-investment	6,473,263	9,721,060	182,595	None	N/A	Until all investments are liquidated and all proceeds are distributed or as determined by the general partner
HPS Offshore Mezzanine Partners 2019, LP	Mezzanine level subordinated debt	22,782,678	27,452,013	5,614,127	None	N/A	Until the tenth anniversary of the first closing date with two one-year extensions
HPS Offshore Strategic Investment Partners V, LP	Mezzanine level subordinated debt	33,029,819	37,734,412	21,496,625	None	N/A

Until the tenth anniversary of the first closing date with one one-year extension following the expiration of such initial term and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

HPS Specialty Loan Fund V-L, L.P.	Middle market direct lending	21,507,728	21,832,562	9,426,294	None	N/A	Fourth anniversary of the termination of the commitment period with one-year extensions available

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
ICG LP Secondaries Fund I (Feeder) SCSp	Secondaries	$10,537,659	$14,850,100	$29,132,588	None	N/A	Until the master partnership is dissolved or terminated (master partnership term: until the tenth anniversary of the final admission date with two one-year extensions)
Indago Co-Invest I LP	Private ABS co-investment	5,000,000	5,103,616	25,000,000	None	N/A	Unless sooner dissolved pursuam to Section 10.2, the Partnership will continue until such time as the Partnership investments are disposed.
InSolve Global Credit Feeder Fund VI, L.P.	Private ABS	37,841,473	39,843,283	36,749,999	None	N/A	The partnership shall be would up and dissolved promptly following the date that the Master fund is would up and solved has made its final distributions of assets,
King Street Opportunistic Credit Evergreen Fund, L.P.	Middle market direct lending	100,000,000	107,127,144	—	Semi-annually[2]	Following the expiration of the period that is two years from the date of the intial closing of the partnership, subject to one year lock-up after the first capital contribution,	Until dissolved and liquidated in accordance with the Limited Partnership Agreement
KWOL Co-Invest, LP	Preferred equity co-investment	2,500,000	2,904,559	—	None	N/A	Until dissolution of the partnership in accordance with the limited partnership agreement
LuminArx Opportunistic Alternative Solutions Offshore Fund LP	Private ABS	4,587,368	12,437,048	95,412,632	None	N/A	The Partnership shall continue perpetually until any of the termination events occur.
LuminArx Valence Co-Invest Offshore Fund LP	Structured capital/mezzanine co-investment	9,936,909	10,311,673	63,091	None	N/A	The Partnership shall continue perpetually until any of the termination events occur.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Madison Realty Capital Debit Fund, IV LP	Real estate credit	$14,173,657	$20,586,420	$3,585,971	None	N/A	Until the sixth anniversary of the fund’s final closing with one one-year extension and an additional extension period of up to two years.
Magenta Asset Co-Invest L.P.	Asset-based co-investment	2,790,548	3,045,878	1,209,452	None	N/A	Until the Certificate of Limited Partnership of the the partnership is cancelled.
Magenta Co-Invest L.P.	Asset-based co-investment	5,501,383	6,171,164	498,617	None	N/A	Until the Certificate of Limited Partnership of the the partnership is cancelled.
Marilyn Co-Invest, L.P.	Common equity	33,863,577	41,832,979	—	None	N/A	Until investments are liquidated and all proceeds are distributed to the partners
Milano Co-Invest, L.P.	Subordinated debt co-investment	3,990,705	4,013,491	174,000	None	N/A	Until such time as all of the investments of the partnership are liquidated and all proceeds are distributed to the partners
Miller Holdings LP (Common Equity Portion) (Dawson)	Portfolio finance	4,724,101	5,946,829	275,899	None	N/A	Partnership shall continue until the final liquidating distribution of the Fund unless sooner wound up and dissolved.
Miller Holdings LP (Preferred Equity Portion) (Dawson)	Portfolio finance	31,755,544	36,255,023	15,327,085	None	N/A	Partnership shall continue until the final liquidating distribution of the Fund unless sooner wound up and dissolved.
Minerva Co-Invest, L.P.	Preferred equity co-investment	11,406,208	15,262,549	225,533	None	N/A	Until distribution of investment proceeds
NB Capital Solutions Co-Invest (Wolverine) LP	Preferred equity co-investment	1,380,844	1,767,399	49,156	None	N/A	Until the later of the dissolution of the Main Fund and the disposition of the partnership’s investments

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
NB Credit Opportunities II Cayman Feeder, LP	Structured capital/mezzanine	$21,303,208	$26,007,064	$4,399,948	None	N/A	Until the termination of the master fund and as determined by the general partner
North Wall Asset Backed Opportunities Feeder Fund I LP	Private ABS co-investment	72,944,024	79,493,295	10,000,000	None	N/A	Partnership will terminate and be wound up on or around the date of the final liquidation of the Master Partnership.
NWEOF Feeder Fund II LP	Asset-based lending	24,063,042	29,911,616	32,521,260	None	N/A

Until the GP determines that the Partnership may be materially impeded in the pursuit of its investment objectives or if the aggregate Capital Commitments to the Partnership have been drawn down, reserved or otherwise committed

OrbiMed RCO IV Offshore Feeder, LP	Royalties & healthcare credit	23,262,901	22,579,715	30,286,081	None	N/A	Until the date of the final liquidating distribution unless the partnership is sooner wound up and subsequently dissolved in accordance with the limited partnership agreement
Pathlight Capital Evergreen Fund, LP	Asset-based lending	32,605,097	30,696,617	19,639,252	None	N/A	Until dissolved and liquidated in accordance with the amended and restate limitated partnership agreement
Pathlight Capital Fund II, LP	Asset-based lending	25,868,396	26,363,241	14,209,797	None	N/A	Until last day of the fiscal quarter after the fifth anniversary of the final closing date with one-year extensions available
Peachtree Credit Fund IV Q, L.P.	Real estate debt	25,000,000	25,000,000	—	None	N/A	The Fund shall continue in full force and effect until 7 years following the expiration of the Offering period, subject to 2 one year extensions.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Pennybacker Real Estate Credit II Pacific, LLC	Real estate credit	$2,467,491	$3,296,890	$—	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
Pennybacker Real Estate Credit II, LP	Real estate credit	18,777,394	17,434,104	4,126,436	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
PG Lending Fund I, LP	Real estate debt	37,252,589	37,252,589	—	None	N/A	The Fund shall continue in full force and effect until 7 years following the expiration of the Offering period, subject to 2 one year extensions.
Pine Valley Capital Partners Evergreen Fund, LP	Litigation finance	34,359,848	35,117,589	15,640,152	None	N/A	Until dissolution of the partnership in accordance with the limited partnership agreement.
Pine Valley Capital Co-Invest I, LP	Litigation finance co-investment	18,479,832	18,664,124	6,520,168	None	N/A	Until dissolution of the partnership in accordance with the limited partnership agreement.
Raven Asset-Based Credit Fund II LP	Asset-based lending	13,999,031	14,782,088	11,119,533	None	N/A	January 2029 with two one-year extensions available available
Raven Evergreen Credit Fund II, LP	Asset-based lending	16,899,628	29,674,041	26,916,376	None	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement
Redwood Enhanced Income Corp.	Middle market direct lending	28,275,000	26,275,773	10,725,000	None	180 calendar days following the pricing of an initial public offering of the shares and/or the first trade of the shares on a securities exchange	Seven-year anniversary of the initial closing with two one-year extensions
SC Life Science Credit Parallel Fund A, L.P.	Royalties & healthcare credit	112,886,592	115,143,009	117,363,407	None	N/A	Until terminated and dissolved by the general partner in its sole discretion

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Sculptor Real Estate Science Park Fund, LP	Real estate credit co-investment	$138,868	$—	$521,117	None	N/A	Until the payment in full or disposal of the permitted investment unless sooner dissolved in accordance with the limited partnership agreement
Shamrock Capital Debt Opportunities Fund I, LP	Royalty-backed credit	6,259,429	6,255,651	15,201,200	None	N/A	Ten years from the final closing date with one-year extensions
Silver Point Select Overflow Fund, L.P.	Specialty lending co-investment	36,611,232	36,518,000	3,388,768	None	N/A	Until dissolved in accordance to the limited partnership agreement. In this case, until the disolution of the GP.
Sixth Street Growth Partners II (B), L.P.	Structured capital/mezzanine	4,392,675	4,839,775	5,607,325	None	N/A	Until December 31 immediately following the four-year anniversary of the commitment period expiration date with two one-year extensions
Sky Fund V Offshore, LP	Aircraft leasing	36,035,625	45,893,991	15,950,628	None	N/A	Until the fourth anniversary of the expiration or termination of the investment period with up to two one-year extensions
Sky Fund VI Offshore, LP	Aircraft leasing	18,531,861	20,036,339	31,468,139	None	N/A	Until the partnership is terminated and wound up in accordance to the limited partnership agreement
Specialty Loan Institutional Fund 2016-L, L.P.	Middle market direct lending	2,561,036	4,190,947	3,825,245	None	N/A	Until the sixth anniversary of the fund’s final closing with two one-year extensions which may thereafter be extended further in order to effectuate an orderly liquidation of the partnership
Sprinkler 2024 Co-Investment I (Feeder) SCSp	Structured capital/mezzanine	16,233,891	16,329,519	12,872	None	N/A	Until the fund partnership is terminated in accordance with its terms

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Stellus Private Credit BDC Feeder LP	Middle market direct lending	$13,259,213	$13,476,586	$11,731,586	None	N/A	Until the partnership is terminated and wound up in accordance to the limited partnership agreement
Summit Partners Credit Offshore Fund II, L.P.	Middle market direct lending	7,115,041	4,655,887	330,907	None	N/A	Eight anniversary of the fist draw-dwon date with two one-year extensions available
Symbiotic Capital EB Fund, L.P.	Royalties & healthcare credit	3,977,217	4,621,262	1,522,783	None	N/A	Until dissolved in accordance to the limited partnership agreement
Symbiotic Capital Life Science Credit Fund, L.P.	Royalties & healthcare credit	9,750,320	10,012,020	10,205,514	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Thompson Rivers LLC	Investment vehicle	1,271,610	406,647	—	None	Redemptions permitted with the consent of the investment fund’s voting members	Until cancellation of the Certificate of Formation
Thorofare Asset Based Lending Fund V, L.P.	Real estate credit	30,401,096	31,306,525	—	None	N/A	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
Tinicum L.P.	Private equity secondary	8,753,673	11,994,827	8,471,963	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
Tinicum Tax Exempt, L.P.	Private equity secondary	5,356,323	7,040,774	1,750,917	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
VCSF Co-Invest 1-A, L.P.	Preferred equity co-investment	5,060,841	6,588,930	8,252	None	N/A

Until the expiration of the term of Vista Capital Solutions Fund, LP (VCSF) which may be extended in accordance with the terms of the VCSF partnership agreement or until the dissolution of the partnership in accordance with the limited partnership agreement.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Vista Capital Solutions Fund-A, L.P.	Growth-stage lending	$15,458,726	$17,001,622	$10,058,906	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Vista Credit Partners Fund IV-B, L.P.	Growth-stage lending	470,914	153,930	23,060,942	None	N/A

Partnership shall be dissolved on the last day of the fiscal quarter during which the sixth anniversary of the Final Closing Date occurs. Partnership may be extended for up to two consecurity one-year periods.

VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.	Rediscount lending	71,001,751	69,043,195	9,200,614	None	N/A	Five years after initial closing date with two one-year extensions
VPC COV, L.P.	Loan origination vehicle	1,000,000	1,223,519	49,000,000	None	N/A	Forty-two months after the initial closing date with additional one-year extensions approved by limited partners holding majority of aggregate commitments
VPC Legal Finance Fund, L.P.	Litigation finance	117,880,783	140,253,719	—	None	18-month hard lock-up from acceptance of commitment and 12-month soft lock-up following termination of hard lock-up	Until partnership is terminated as provided in the agreement of limited partnership
Waccamaw River LLC	Investment vehicle	10,581,027	4,340,096	—	None	Redemptions permitted with the prior consent of the Board	Until cancellation of the Certificate of Formation
WhiteHawk Evergreen Fund, LP	Asset-based lending	50,000,000	52,790,043	—	Semi-annually	The period ending on the last business day immediately prior to the first anniversary of the date of the subscription agreement	Until dissolved pursuant to the limited partnership agreement
Total		$3,232,407,693	$3,654,120,705	$1,613,788,387

1       Up to 10% at each tender offer during any calendar year

2       All or any portion of participating account at each semi-annual withdrawal date

3       All or any portion of the capital account as of the last day of each calendar quarter

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

12. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. The Board authorized the Fund to offer to repurchase Shares from shareholders in an amount up to 5.00% of the net assets of the Fund with a June 16, 2025 repurchase pricing date. The repurchase offer period began on May 15, 2025 and ends on June 16, 2025. Shareholders that desire to tender Shares for repurchase are required to do so on June 16, 2025. There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cliffwater Enhanced Lending Fund
Other Information March 31, 2025 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Long-Term Capital Gains Designation

For the year ended March 31, 2025, the Cliffwater Enhanced Lending Fund designates $44,548,771 as a long-term capital gain distribution.

For the year ended March 31, 2025, 3.01% of the dividends paid from net investment income, including short-term capital gains, are designated as qualified dividend income.

For the year ended March 31, 2025, 3.01% of the dividends paid from net investment income, including short-term capital gains, are designated as dividends received deduction available to corporate shareholders.

Approval of Investment Management Agreement

At the regular quarterly meeting of the Board of Trustees (the “Board”) of the Cliffwater Enhanced Lending Fund (the “Fund”) held on December 12, 2024 by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Investment Management Agreement between Cliffwater LLC (the “Investment Manager”) and the Fund (the “Investment Management Agreement”).

At the Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the Board meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from an independent third party and management about the below factors. The Board did not identify any particular information as controlling in determining whether or not to approve the Investment Management Agreement, and each Board member may have attributed different weights to the various items considered. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Cliffwater Enhanced Lending Fund
Other Information March 31, 2025 (Unaudited) (Continued)

Performance

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had out-performed its benchmark for the period from the Fund’s inception on July 1, 2021 through September 30, 2024.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds.

The Board noted that the Fund’s advisory fee was calculated on net assets and at 0.95% was in line with the median advisory fee of the peer universe identified in the independent third-party report distributed to the Board. The Board also noted that the total expense ratio of the Fund was below the median of the peer universe. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management fee under the Investment Management Agreement. The Board considered that the Investment Manager continued to monitor the Fund’s current fee level as compared to its peer group and the nature of economies of scale that could be achieved for a private credit fund. The Board concluded that the fees were reasonable and satisfactory in light of the services provided.

Profitability of Investment Manager and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2025 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information the (“SAI”) includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021

Chief Pension Investment Strategist, CBRE Global Investors (June 2021-Present); Advisory Board of Milken Institute for Public Finance (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017-June 2021); Senior Alpha Manager, State of Wisconsin Investment Board (2008-2017); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee, United World College-USA the Santa Fe Preparatory School endowment and the Santa Fe Community Foundation impact investment committee (2020-Present).

				3	None
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairman	Since June 2021	Investment Consultant, Texas Association of Counties (1995-2020); Chief Investment Officer, Texas County & District Retirement System (1999-2018).	3	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cascade Private Capital Fund.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2025 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	President Since Inception; Trustee since June 2021	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004-Present).	3	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014-Present); Senior Vice President, Brown Brothers Harriman & Co. (financial services firm) (2013-2014).	N/A	None
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President (2017-Present); Vice President, Senior Client Service Manager.	N/A	None
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since April 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008-2018).

				N/A	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cascade Private Capital Fund.

**       Mr. Nesbitt is deemed an interested person of the Fund because he is an officer of the Investment Manager.

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2025 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-(888)-442-4420

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2025 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

Investment Manager
Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.acaglobal.com

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

(b)    Not applicable.

Item 2.       Code of Ethics.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR’s instructions.

Item 3.       Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Dominic Garcia, and Mr. Paul J. Williams are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended March 31, 2025. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended March 31, 2025 and fiscal period ended March 31, 2024.

Fee Category	2025 Fees	2024 Fees
(a) Audit Fee	$350,000	$200,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	30,000	10,000
(d) All Other Fees	—	—
Total Fees	$380,000	$210,000

(e)(1)The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd. for the year ended March 31, 2025 and fiscal period ended March 31, 2024, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2025	FYE 3/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)     All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.— not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not Applicable

(j)     Not Applicable

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.        Audit Committee of Listed Registrants.

Not applicable.

Item 6.        Investments.

(a)     See the Annual Report to Shareholders under Item 1 of this Form.

(b)    Not applicable.

Item 7.        Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.        Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.        Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.      Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.      Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cliffwater LLC
PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Item 13.      Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC, who are primarily responsible for the day-to-day portfolio management of the Cliffwater Enhanced Lending Fund as of June 9, 2025:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Stephen L. Nesbitt	Chief Executive Officer and Chief Investment Officer	Since Inception	Chief Executive Officer, Chief Investment Officer, Cliffwater LLC (2004-Present)	Portfolio Management
Jeffrey Topor	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2013)	Portfolio Management
Eli Sokolov	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2007)	Portfolio Management
Nicholas Lenicheck	Managing Director	Since 2024	Senior Director, PSP Investments (2018-2024); Managing Director, Cliffwater (since 2024)	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Enhanced Lending Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management. The information is as of March 31, 2025:

Name of Portfolio Management Team Member	Number of Accounts and Total Value (in millions) of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value (in millions) of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Stephen L. Nesbitt	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Account $28,092	2 Accounts $724	15 Accounts $1,697
Jeffrey Topor	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Eli Sokolov	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Nicholas Lenicheck	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A

Conflicts of Interest

The Investment Manager and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by the Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)      Compensation Structure of Portfolio Manager

Certain portfolio managers have ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4)      Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Stephen L. Nesbitt	Over $ 1,000,000
Jeffrey Topor	Over $ 1,000,000
Eli Sokolov	Over $ 1,000,000
Nicholas Lenicheck	None

____________

1     As of March 31, 2025

(b) Not Applicable

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.     Controls and Procedures.

(a)     The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1)     Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 of Form N-CSR. Filed herewith.

(a)(2)     Not applicable.

(a)(3)     A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4)     Not applicable.

(a)(5)     Not applicable.

(b)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Enhanced Lending Fund
By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 9, 2025
By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)
Date	June 9, 2025